NUVEEN Exchange-Traded Funds

December 31, 1998

           Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NQJ
NNJ
New Jersey

NQP
NPY
Pennsylvania

Photo of: Couple gardening.

Highlights
As of December 31, 1998

   Contents
 1    Dear Shareholder
 3    New Jersey Portfolio Manager's Comments
 5    NQJ Performance Overview
 6    NNJ Performance Overview
 7    Pennsylvania Portfolio Manager's Comments
 9    NQP Performance Overview
10    NPY Performance Overview
11    Shareholder Meeting Report
15    Portfolio of Investments
34    Statement of Net Assets
35    Statement of Operations
36    Statement of Changes in Net Assets
37    Notes to Financial Statements
41    Financial Highlights
44    Building Better Portfolios
45    Fund Information

Credit Quality                     Performance Highlights
================================================================================

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
                                   o Taxable-equivalent yield of 8.39%*
                                   o Taxable-equivalent one-year total return on
                                     share price of 11.05%*
                                   o Good credit quality, with 80% of the fund's
                                     investments rated AA or higher

Pie Chart:
AAA/U.S. Guaranteed                64%
AA                                 16%
A                                   5%
BBB/NR                             13%
Other                               2%


Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                                   o Outperformed Lehman Brothers Municipal Bond
                                     Index** for the one-year period
                                   o Steady dividend for 16 consecutive months
                                   o Taxable-equivalent one-year total return on
                                     share price of 17.76%*

Pie Chart:
AAA/U.S. Guaranteed                60%
AA                                 10%
A                                  16%
BBB/NR                              9%
Other                               5%


Nuveen Pennsylvania Investment Quality Municipal
                                   Fund (NQP)Taxable-equivalent yield of 8.32%*
                                   o Steady dividend for 28 consecutive months
                                   o Taxable-equivalent one-year total return
                                     on share price of 14.32%*

Pie Chart:
AAA/U.S. Guaranteed                76%
AA                                 14%
A                                   6%
BBB/NR                              4%


Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                                   o Outperformed Lehman Brothers Municipal Bond
                                     Index's** total return and its Lipper Peer
                                     Group's*** average total return for the
                                     one-year period
                                   o One-year total return performance ranked
                                     the fund #1 out of 8 funds in its Lipper
                                     Peer Group
                                   o Taxable-equivalent yield of 7.81%*

Pie Chart:
AAA/U.S. Guaranteed                76%
AA                                 11%
A                                   5%
BBB/NR                              8%


* For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview in this report for more information.
** The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of municipal bonds and does not reflect any initial or ongoing expenses.
***The Lipper Peer Group return represents the average annualized return of the 8 funds in the Lipper Pennsylvania Municipal Debt category.The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sideline text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen Exchange-Traded Funds covered in this report have continued to perform well, meeting their primary objectives of providing you with attractive levels of tax-free income and after-tax total returns. The year's strong market for fixed-income securities, bolstered by investor demand for quality investments, benefited these funds and led to solid share price performances. The combination of attractive tax-free income and after-tax total returns illustrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.

The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand.

In this environment, the market for exchange-traded municipal bond funds was exceptionally strong. These funds continued to represent bright spots among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds generally maintained good levels of call protection, resulting in relatively stable income streams.

Throughout 1998, the U.S. economy exhibited more strength than had been expected at the outset, and current conditions indicate that this momentum could continue in 1999. In the coming months, we will continue to watch several key factors affecting the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets well into 1999.

Municipal Bonds: A Compelling Value
Over the past year, rising bond prices drove yields on 30-year Treasuries to historic lows. With yields on long Treasury bonds pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 15 basis points - from 5.41% to 5.26% - compared with the 82-point drop in Treasury yields over the past 12 months. As of December 31, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at more than 103%, compared with the more typical range of 86-87%. Over the past few months, this ratio has reached as high as 104%. For investors, this means that quality long-term municipal bonds currently offer approximately the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

In the municipal market, where foreign demand was limited by foreign investors' inability to benefit from the tax advantages of municipals, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. In 1998, there was $284 billion of municipal issuance, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion.

The continued strength of the U.S. economy also produced improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1. At Standard & Poor's, the ratio was more than 2 to 1.

Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier AdvisersSM, a group of managers who are experts in their particular areas of the market, to provide their experience and insights. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on other Premier Advisers for equity investments, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.


Sincerely,



Timothy R. Schwertfeger
Chairman of the Board

February 15, 1999

Graphic of: Bond Buyer 40 Line Chart.


Sideline text: "The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager."

New Jersey Portfolio Manager's Comments
Portfolio manager Tom Futrell discusses the market environment, fund performance, and the outlook for the New Jersey funds. Tom, a 15-year veteran of Nuveen with management responsibility for a range of national and state municipal bond funds, assumed management of NQJ and NNJ on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise.


What economic factors have affected the municipal market in New Jersey?

New Jersey is a heavily populated state with one of the highest resident wealth levels in the nation. With a prime East Coast location, the state provides an ideal site for corporations and enables residents to take advantage of employment opportunities in New York and Pennsylvania, as well as New Jersey. This, in turn, benefits the state by providing strong levels of business and personal income taxes.

The state has one of the most diverse economies in the U.S., with representation from the chemical/pharmaceutical industry, the communications sector, and the financial services industry. The state economy continued to do well, as evidenced by solid job growth and lower unemployment statistics. As a mature economy, New Jersey lagged national growth averages, but its regional economic status was above average, mostly due to job growth. In line with national trends, New Jersey's economy is expected to moderate somewhat in 1999.

Total municipal issuance in the state in 1998 was $8.6 billion, which ranked New Jersey ninth in the nation. However, contrary to the national average, which was up 29% for the year, issuance in New Jersey fell 5% from 1997 levels. This resulted not so much from an actual decrease in issuance, but from the fact that the state's level for 1997 had been inflated by one of the largest municipal issues ever brought to market: the New Jersey Economic Development Authority State Pension Funding Bonds. In 1998, the largest issuers in the state were general tax obligation bonds from the state of New Jersey, the New Jersey Economic Development Authority, and the New Jersey Health Care Financing Authority. The state continues to enjoy strong demand, in both primary new issuance and the secondary market.


How did the New Jersey funds perform over the past year?

For the 12 months ended December 31, 1998, NQJ and NNJ produced the following total returns on net asset value (NAV), compared to the total return of the Lehman Brothers Municipal Bond Index(1).

                                                       Lehman Brothers
          Total Return      Taxable-Equivalent          Municipal Bond
Fund            on NAV     Total Return on NAV*     Index Total Return(1)
--------------------------------------------------------------------------------
NQJ              5.97%                   9.36%                   6.48%
--------------------------------------------------------------------------------
NNJ              6.73%                   9.89%                   6.48%
--------------------------------------------------------------------------------

* Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

  See your fund's performance overview in this report, on pages 5-6, for more complete information.


Much of the funds' performance over the past 12 months can be tied to duration. As of December 31, 1998, NQJ and NNJ had fund durations2 of 6.24 and 9.16 years, respectively, compared with the unleveraged Lehman index's duration of 7.30 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when rates rise, longer duration can make the fund's NAV more vulnerable to potential price declines. As interest rates trended downward during 1998, funds with durations longer than that of the index, like NNJ, tended to outperform the market, while funds with shorter durations, like NQJ, generally underperformed.


One contribution to the underperformance of NQJ was our decision to maintain the funds' higher imbedded yields for as long as possible by holding bonds purchased during periods of higher interest rates. In the current low interest rate environment, if we had sold these bonds in an attempt to capture slightly higher total returns, we would have had to replace the bonds with issues offering lower yields, which could have led to even greater dividend reductions than those declared last year. Selling these bonds also leads to the recognition of capital gains and the payment of taxable distributions, which effectively reduces the amount of assets working to earn income for the fund. Adding to our hold decision was the fact that many of the bonds in these portfolios were irreplaceable given market conditions, offering a combination of purchase price and yield that would been impossible to duplicate.


1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds; results for the index do not reflect any initial or ongoing expenses.
2 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

How were the funds' dividends and share prices affected by the interest rate volatility of the past year?

In the current low interest rate environment, good call protection helped support NNJ's dividend and protect the income of this fund from erosion. As of December 31, 1998, the fund had provided shareholders with 62 consecutive months of steady or increasing dividends. However, the combination of bond calls and declining interest rates contributed to a reduction in the income level of NQJ, necessitating a dividend cut in November 1998. As bonds were called from the portfolio, proceeds had to be reinvested in bonds paying relatively lower current interest rates, which reduced the income earned by the fund. Despite the single dividend adjustment to NQJ, both funds continued to provide competitive current market yields.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates fell, active demand for these funds resulted in increased share prices. The strong demand for individual bonds by retail investors in New Jersey also contributed to these funds' improved positions. As of December 31, 1998, both New Jersey funds were trading at premiums to their net asset values.

                Current                Premium/                  Total Return
            Market Yield               Discount                on Share Price
--------------------------------------------------------------------------------
                 Taxable                            1 Year Ending      Taxable
     12/31/98 Equivalent*   12/31/97   12/31/98          12/31/98   Equivalent*
--------------------------------------------------------------------------------
NQJ    5.42%       8.39%      5.62%      8.02%             7.84%        11.05%
--------------------------------------------------------------------------------
NNJ    5.20%       8.05%      -.37%      7.19%            14.59%        17.76%
--------------------------------------------------------------------------------
*35.4% federal and state income tax bracket
 See your fund's performance overview in this report, on pages 5-6, for more complete information.


What key strategies were used to manage the funds during the past year?

Over the past year, our primary focus was on the higher end of the credit spectrum as well as on the longer end of the yield curve (20 to 30 years). With the Federal Reserve's easing of interest rates, the yield curve steepened somewhat in the final quarter of 1998, meaning that the difference between yields of lower-rated and higher-rated bonds widened. Lower-rated bonds tend to pay higher interest rates due to the credit risk involved in purchasing them. Nuveen does buy lower-rated bonds, but they have to be at least investment grade quality (comparable to BBB or better). We believe the funds are being compensated for taking on this additional risk. Overall, the credit quality of the New Jersey funds continues to be high, with 80% of NQJ and 70% of NNJ invested in bonds rated AAA and AA. The relatively high percentages of lower and non-rated bonds in these portfolios reflect the greater diversity of New Jersey issuance compared with other states.

Two interesting additions to both portfolios that were purchased over the past year were the private placement of an insured Bergen County lease offering as well as a non-rated private placement for a small, well-established private school (The Gill/St. Bernard's School). Another example of Nuveen's institutional buying power and exceptional access to the market was our purchase of a large position in a Puerto Rico housing issue for NQJ. This GNMA-collateralized issue offered very attractive yields as well as high credit quality and can potentially provide us with exceptional value in secondary market trading.

As of December 31, 1998 NNJ had an allocation of 24% in the transportation sector. Many of these transportation bonds were purchased when the portfolio was assembled in 1992, and based on their purchase price, yields, and outstanding performance, we continue to hold them.


What is Nuveen's outlook for the future?

Looking ahead for the New Jersey funds, our goal will be to continue purchasing securities that provide incremental yield to support the income streams of these funds. We plan to employ a variety of methods to find such bonds: using credit quality plays, taking advantage of oversupply in the market or specific sectors, or investing in special issues, such as private placements, that Nuveen's detailed surveillance and research enable us to find. If the interest rate environment remains at its current low levels through 1999, we anticipate that NQJ will face continued pressure from bond calls. This, in turn, may put pressure on the dividend. Over the next three years, approximately 38% of NQJ's portfolio will be subject to calls. We consider this a very manageable number and will use it as an opportunity to improve the fund's general structure. This will be accomplished by investing in bonds with market-neutral durations, attractive yields, and good call protection. Selecting bonds that enhance the funds' performance is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the New Jersey municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio (municipal yields are currently higher than Treasury yields even before the tax advantage of municipals is accounted for), combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Performance Overview
As of December 31, 1998

NQJ

Portfolio Statistics
============================================================
Inception Date                                          2/91
------------------------------------------------------------
Share Price                                        $16 15/16
------------------------------------------------------------
Net Asset Value Per Share                             $15.68
------------------------------------------------------------
Current Market Yield                                   5.42%
------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)             7.86%
------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State)(1)        8.39%
------------------------------------------------------------
Fund Net Assets ($000)                              $440,620
------------------------------------------------------------
Average Weighted Maturity (Years)                      15.78
------------------------------------------------------------
Leverage-Adjusted Duration (Years)                      6.24
------------------------------------------------------------
Annualized Total Return
============================================================

                      On Share Price        On NAV
------------------------------------------------------------

1-Year                         7.84%         5.97%
------------------------------------------------------------
3-Year                         9.03%         6.49%
------------------------------------------------------------
5-Year                         6.88%         6.13%
------------------------------------------------------------
Since Inception                8.01%         8.13%
------------------------------------------------------------
Taxable-Equivalent Total Return(2)
============================================================

                      On Share Price        On NAV
------------------------------------------------------------

1-Year                        11.05%         9.36%
------------------------------------------------------------
3-Year                        12.39%         9.92%
------------------------------------------------------------
5-Year                        10.47%         9.71%
------------------------------------------------------------
Since Inception               11.52%        11.70%
------------------------------------------------------------
Top 5 Sectors
============================================================

U.S. Guaranteed                                19%
------------------------------------------------------------
Housing (Multifamily)                          11%
------------------------------------------------------------
Transportation                                 11%
------------------------------------------------------------
Health Care                                    11%
------------------------------------------------------------
Tax Obligation (General)                       10%
------------------------------------------------------------




Bar Chart:

1998 Monthly Tax-Free Dividends Per Share(3)
Jan 98         0.0795
Feb 98         0.0795
Mar 98         0.0795
Apr 98         0.0795
May 98         0.0795
Jun 98         0.0795
Jul 98         0.0795
Aug 98         0.0795
Sep 98         0.0795
Oct 98         0.0795
Nov 98         0.0765
Dec 98         0.0765



Line Chart:
Share Price Performance

1/2/98         16.625
               17
               17.625
               17.313
               17.125
               17.313
               17.063
               16.625
               17.063
               17
               17.375
               17.063
               17.125
               17.438
               16.875
               16.563
               16.438
               16.938
               16.313
               16.375
               16.813
               17.188
               17
               17.125
               17.188
               17.125
               17.5
               17.313
               17.313
               17.375
               17.938
               17.875
               17.563
               17.75
               17.625
               17.938
               17
               17.563
               18.313
               17.188
               17.375
               17.81
               18.06
               17.75
               16.75
               16.88
               17
               16.81
               16.88
               16.94
12/31/98       16.9375

Weekly Closing Price
Past performance is not predictive of future results.



1 A taxable-equivalent represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 35.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0253 per share.

Nuveen New Jersey Premium Income Municipal Fund, Inc.
Performance Overview
As of December 31, 1998

NNJ


Portfolio Statistics
========================================================

Inception Date                                     12/92
--------------------------------------------------------
Share Price                                      $16 5/8
--------------------------------------------------------
Net Asset Value Per Share                         $15.51
--------------------------------------------------------
Current Market Yield                               5.20%
--------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)         7.54%
--------------------------------------------------------
Taxable-Equivalent Yield (Federal and State)(1)    8.05%
--------------------------------------------------------
Fund Net Assets ($000)                          $276,869
--------------------------------------------------------
Average Weighted Maturity (Years)                  17.93
--------------------------------------------------------
Leverage-Adjusted Duration (Years)                  9.16
--------------------------------------------------------
Annualized Total Return
========================================================

                      On Share Price        On NAV
--------------------------------------------------------

1-Year                        14.59%         6.73%
--------------------------------------------------------
3-Year                        14.23%         7.14%
--------------------------------------------------------
5-Year                        10.25%         6.64%
--------------------------------------------------------
Since Inception                7.71%         7.46%
--------------------------------------------------------
Taxable-Equivalent Total Return(2)
========================================================

                      On Share Price        On NAV
--------------------------------------------------------

1-Year                        17.76%         9.89%
--------------------------------------------------------
3-Year                        17.64%        10.33%
--------------------------------------------------------
5-Year                        13.77%         9.86%
--------------------------------------------------------
Since Inception               11.04%        10.58%
--------------------------------------------------------
Top 5 Sectors
========================================================

Transportation                                 24%
--------------------------------------------------------
Housing (Multifamily)                          11%
--------------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------------
Tax Obligation (General)                       10%
--------------------------------------------------------


Bar Chart:

1998 Monthly Tax-Free Dividends Per Share(3)



Jan 98         0.072
Feb 98         0.072
Mar 98         0.072
Apr 98         0.072
May 98         0.072
Jun 98         0.072
Jul 98         0.072
Aug 98         0.072
Sep 98         0.072
Oct 98         0.072
Nov 98         0.072
Dec 98         0.072


Line Chart:
Share Price Performance
1/2/98         15.375
               15.5
               15.688
               15.5
               15.875
               15.875
               16
               15.938
               15.75
               15.438
               15.875
               15.938
               15.875
               15.875
               15.688
               15.063
               15
               15.125
               14.875
               15
               15.25
               15.563
               15.688
               15.688
               15.625
               15.875
               16.625
               16.125
               16.063
               16.25
               16.188
               16.125
               16.313
               15.688
               15.875
               15.938
               16.063
               16.125
               16.563
               16.25
               16.25
               16.44
               16.5
               16.69
               16.69
               16.56
               16.75
               16.75
               16.81
               16.75
12/31/98       16.625


Weekly Closing Price
Past performance is not predictive of future results.



1 A taxable-equivalent represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 35.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0038 per share.

Pennsylvania Portfolio Manager's Comments
Portfolio manager Tom O'Shaughnessy talks about fund performance, key investment strategies, and the outlook for the Pennsylvania funds. Tom, a 15-year veteran of Nuveen with responsibility for a range of state municipal bond funds, has managed NQP since its inception in 1991 and NPY since March 1995.


What economic factors have affected the municipal market in Pennsylvania?

The Pennsylvania economy has continued to improve in terms of diversity, but as a mature economy, it is limited in the amount of growth that can be expected. Over the past year, the state has seen its strongest employment growth in business services, healthcare, and consumer services, with continued job losses in the mining and manufacturing sectors. The state's unemployment and per capita income statistics reflect national averages.

In 1998, Pennsylvania issued a total of $15.6 billion in municipal bonds, an increase of 33% over 1997, placing it slightly ahead of the national average increase of 29%. In terms of total issuance, the state ranked fourth in the nation. Philadelphia's sale of $1.3 billion in taxable pension obligation bonds in mid-January got 1999 off to a good start. The heavy supply over the past year has been met with steady demand, as individual investors in the state continued to demonstrate a high level of loyalty to purchasing Pennsylvania issues.

Since July 1998, much of the municipal market's attention has been focused on the impact of the bankruptcy declaration by a group of Philadelphia hospitals under the umbrella of the Allegheny Health and Education Research Foundation (AHERF). This situation has highlighted concerns in the healthcare sector, as medical costs outpace inflation and hospitals face pressure from health insurers and the government. To maintain patient volume, hospital systems have felt compelled to purchase physician group practices, which have generally produced losses. In addition to the still-unresolved court test of indenture provisions, the bankruptcy prompted MBIA, a large municipal bond insurance company, to stop underwriting hospital issues that are rated less than A- and to require mortgages on less secure issues. In the coming year, healthcare issuers will continue to require close attention. As bond insurers become more cautious, we may see a widening of spreads between lower-rated and higher-rated bonds, that is, a greater difference in yield between lower-rated and higher-rated bonds. It is important to note that the Nuveen Pennsylvania funds do not hold any AHERF bonds.


How did the Pennsylvania funds perform over the past year?

For the 12 months ended December 31, 1998, NQP and NPY produced the following total returns on net asset value (NAV) and share price, compared to the total return of the Lehman Brothers Municipal Bond Index(1).


                                                       Lehman Brothers
          Total Return      Taxable-Equivalent          Municipal Bond
Fund            on NAV     Total Return on NAV*     Index Total Return(1)
--------------------------------------------------------------------------------
NQP              5.53%                   8.69%                   6.48%
--------------------------------------------------------------------------------
NPY              6.96%                   9.52%                   6.48%
--------------------------------------------------------------------------------
* Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 32.9%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

See your fund's performance overview in this report, on pages 9-10, for more complete information.


Much of the funds' performance over the past 12 months can be tied to duration. As of December 31, 1998, NQP and NPY had fund durations(2) of 5.93 and 9.48 years, respectively, compared with the unleveraged Lehman index's duration of
7.30 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's net asset value (NAV) is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when rates rise, longer duration can make the fund's NAV more vulnerable to potential price declines. As interest rates trended downward during 1998, funds with durations longer than that of the index, like NPY, tended to outperform the market, while funds with shorter durations, like NQP, generally underperformed.


Contributing to the underperformance of NQP was our decision to maintain the fund's higher imbedded yield for as long as possible by holding bonds purchased during periods of higher interest rates. In the current low interest rate environment, if we had sold these bonds in an attempt to capture slightly higher total returns, we would have had to replace the bonds with issues offering lower yields, which could have negatively impacted the monthly dividend. Selling these bonds also leads to the recognition of capital gains and the payment of taxable distributions, which effectively reduces the amount of assets working to earn income for the fund. Adding to our hold decision was the fact that many of the bonds in this portfolio were irreplaceable given market conditions, offering a combination of purchase price and yield that would have been impossible to duplicate.

1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds; results for the index do not reflect any initial or ongoing expenses.
2 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

How were the funds' dividends and share prices affected by the interest rate volatility of the past year?

In the current low interest rate environment, good call protection helped support the dividend of NQP and protect the income of this fund from erosion. As of December 31, 1998, NQP had provided shareholders with 29 consecutive months of steady income. After having its dividend lowered earlier in 1998, NPY has paid shareholders the same dividend since June. Both funds continued to provide competitive market yields.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates fell, active demand for these funds generally resulted in strong share price performance. As of December 31, 1998, NQP was trading at a premium of 13.32% to its net asset value. However, for NPY, the dividend cut in May impacted demand for the fund and led to a decline in share price, while strong bond market performance boosted the fund's net asset value. As a result, the discount on the fund widened over the year.

                 Current               Premium/                  Total Return
            Market Yield               Discount                on Share Price
--------------------------------------------------------------------------------
                 Taxable                            1 Year Ending      Taxable
     12/31/98 Equivalent*   12/31/97   12/31/98          12/31/98   Equivalent*
--------------------------------------------------------------------------------
NQP    5.58%       8.32%      6.82%     13.32%            11.37%        14.32%
--------------------------------------------------------------------------------
NPY    5.24%       7.81%     -3.78%     -5.79%             5.06%         7.73%
--------------------------------------------------------------------------------
*32.9% federal and state income tax bracket
 See your fund's performance overview in this report, on pages 9-10, for more complete information.

What key strategies were used to manage the funds during the past year?

NQP offered strong risk-adjusted performance, exceptionally steady income, and lower duration, which helped to protect its share price during the market volatility of the past 12 months. The credit quality of this fund continued to be extremely high, with 90% of its holdings rated AAA and AA and almost half of the fund invested in U.S. Guaranteed bonds as of December 31, 1998. With the declining interest rate environment of the past year, the issue for older funds such as NQP becomes one of maintaining above-market income streams for as long as possible. This fund was assembled in 1991, and its average call protection extends to 2001. We are now carefully balancing the need for eventual changes in the fund against the goal of maintaining high levels of tax-free income for shareholders.

Both funds saw very little activity in terms of new investments in 1998 due to the fact that the bonds currently held in these portfolios offer higher income streams than bonds that can be bought in the market today. The bonds we did purchase were at the long end of yield curve. With the Federal Reserve's easing of interest rates, the yield curve steepened somewhat in the final quarter of 1998, meaning that the difference in yields between lower-rated and higher-rated bonds widened. Lower-rated bonds tend to pay higher interest rates due to the credit risk involved in purchasing them. Nuveen does buy lower-rated bonds, but they have to be at least investment grade quality (comparable to BBB or better). We believe the funds are being compensated for taking on this additional risk.

Concerning the AHERF situation, we continue to closely monitor the hospital sector in Pennsylvania. Eighteen months ago, NPY owned several issues that would have been affected by the bankruptcy, but Nuveen's detailed surveillance and research enabled us to identify those bonds as declining credits. Consequently, we were able to sell our positions far in advance of the default. While NPY currently has an allocation of 15% in healthcare, we have continued to reduce our position in lower-rated Pennsylvania hospitals, selling bonds such as those issued for Temple and Crozer-Chester (Delaware County) hospitals. However, the current situation has resulted in a large number of hospital bonds being put out for bid, and we continue to watch the market for opportunities to find good bonds at bargain prices.


What is Nuveen's outlook for the future?

Looking ahead for the Pennsylvania funds, our focus will remain on strategies that support the income streams of these funds. Given current market conditions, we plan to use the proceeds from bond calls and interest payments to maintain the durations of these funds relative to the market. If we remain in the current low inflation environment, we will also consider buying longer bonds to further lengthen the duration of NQP and enable this fund to participate more fully in market gains because, as mentioned earlier, funds with longer durations generally tend to outperform the market. We are currently seeing a large amount of Philadelphia issuance, especially in gas, water, and sewer bonds, which provides us with the opportunity to buy while prices are inexpensive due to the heavy supply and then sell at higher prices when the supply is lower. Selecting bonds that will enhance the funds' performance is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Pennsylvania municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio (municipal yields are currently higher than Treasury yields even before the tax advantage of municipals is accounted for), combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Pennsylvania Investment Quality Municipal Fund
Performance Overview
As of December 31, 1998

NQP

Portfolio Statistics
==================================================

Inception Date                                2/91
--------------------------------------------------
Share Price                               $18 1/16
--------------------------------------------------
Net Asset Value Per Share                   $15.94
--------------------------------------------------
Current Market Yield                         5.58%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.09%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.32%
--------------------------------------------------
Fund Net Assets ($000)                    $364,115
--------------------------------------------------
Average Weighted Maturity (Years)            11.93
--------------------------------------------------
Leverage-Adjusted Duration (Years)            5.93
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.37%         5.53%
--------------------------------------------------
3-Year                         8.26%         5.89%
--------------------------------------------------
5-Year                         7.06%         5.74%
--------------------------------------------------
Since Inception                9.13%         8.61%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        14.32%         8.69%
--------------------------------------------------
3-Year                        11.32%         9.07%
--------------------------------------------------
5-Year                        10.31%         9.04%
--------------------------------------------------
Since Inception               12.37%        11.95%
--------------------------------------------------
Top 5 Sectors
==================================================
U.S. Guaranteed                                47%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Housing (Single Family)                        14%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation (General)                        4%
--------------------------------------------------

Bar Chart:
1998 Monthly Tax-Free Dividends Per Share(3)
Jan 98         0.084
Feb 98         0.084
Mar 98         0.084
Apr 98         0.084
May 98         0.084
Jun 98         0.084
Jul 98         0.084
Aug 98         0.084
Sep 98         0.084
Oct 98         0.084
Nov 98         0.084
Dec 98         0.084

Line Chart:
Share Price Performance
1/2/98         17.25
               18.063
               18
               17.688
               17.688
               17.875
               18.125
               17.313
               17.125
               17.313
               17.625
               17.938
               17.625
               17.813
               17.688
               17.688
               17.125
               17
               17.188
               17.375
               17.438
               17.438
               17.563
               17.125
               17.375
               17.688
               18
               17.375
               17.125
               17.188
               17.375
               17.25
               17.813
               17.563
               17.375
               17.438
               17.25
               17.375
               17.813
               17.313
               17.563
               17.81
               17.81
               18
               17.31
               17.31
               17.75
               18
               18
               17.94
12/31/98       18.0625
Weekly Closing Price
Past performance is not predictive of future results.

1 A taxable-equivalent represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 32.9%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 32.9%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0045 per share.

Nuveen Pennsylvania Premium Income Municipal Fund 2
Performance Overview
As of December 31, 1998

NPY

Portfolio Statistics
==================================================

Inception Date                                3/93
--------------------------------------------------
Share Price                               $14 3/16
--------------------------------------------------
Net Asset Value Per Share                   $15.06
--------------------------------------------------
Current Market Yield                         5.24%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.59%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.81%
--------------------------------------------------
Fund Net Assets ($000)                    $355,303
--------------------------------------------------
Average Weighted Maturity (Years)            17.87
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.48
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.06%         6.96%
--------------------------------------------------
3-Year                        10.86%         7.54%
--------------------------------------------------
5-Year                         6.91%         6.47%
--------------------------------------------------
Since Inception                4.92%         6.88%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         7.73%         9.52%
--------------------------------------------------
3-Year                        13.84%        10.23%
--------------------------------------------------
5-Year                        10.05%         9.33%
--------------------------------------------------
Since Inception                7.88%         9.64%
--------------------------------------------------
 Top 5 Sectors
==================================================

U.S. Guaranteed                                15%
--------------------------------------------------
Health Care                                    15%
--------------------------------------------------
Education and Civic Organizations              15%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------


Bar Chart:
1998 Monthly Tax-Free Dividends Per Share(3)
Jan 98         0.065
Feb 98         0.065
Mar 98         0.065
Apr 98         0.065
May 98         0.062
Jun 98         0.062
Jul 98         0.062
Aug 98         0.062
Sep 98         0.062
Oct 98         0.062
Nov 98         0.062
Dec 98         0.062



Line Chart:
Share Price Performance
1/2/98         14.063
               14.375
               14.313
               14.125
               14.25
               14.188
               14.125
               13.938
               13.938
               13.875
               13.813
               13.813
               13.813
               14
               14
               14
               13.938
               13.938
               13.813
               13.813
               13.688
               13.813
               13.688
               13.438
               13.5
               13.625
               13.813
               13.75
               13.875
               13.813
               13.75
               13.625
               13.688
               13.75
               13.75
               13.75
               13.75
               13.813
               14.188
               14.125
               14.188
               14.25
               14.25
               14.31
               14.44
               14.44
               14.44
               14.5
               14.38
               14.25
12/31/98     14.1875

Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 32.9%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 32.9%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report
                                                                                                               NQJ
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-M       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                                   17,920,541            3,160           1,947
   Withhold                                                                                 199,389                8              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,119,930            3,168           1,947
====================================================================================================================================

Lawrence H. Brown
   For                                                                                   17,923,446            3,160           1,947
   Withhold                                                                                 196,484                8              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,119,930            3,168           1,947
====================================================================================================================================

Anthony T. Dean
   For                                                                                   17,925,546            3,160           1,947
   Withhold                                                                                 194,384                8              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,119,930            3,168           1,947
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                                   17,917,053            3,160           1,947
   Withhold                                                                                 202,877                8              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,119,930            3,168           1,947
====================================================================================================================================

Peter R. Sawers
   For                                                                                   17,922,957            3,160           1,947
   Withhold                                                                                 196,973                8              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,119,930            3,168           1,947
====================================================================================================================================

William J. Schneider
   For                                                                                           --            3,160           1,947
   Withhold                                                                                      --                8              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            3,168           1,947
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                           --            3,160           1,947
   Withhold                                                                                      --                8              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            3,168           1,947
====================================================================================================================================

Judith M. Stockdale
   For                                                                                   17,924,386            3,160           1,947
   Withhold                                                                                 195,544                8              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,119,930            3,168           1,947
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                                                                   17,863,620            3,155           1,946
   Against                                                                                   99,827               13              --
   Abstain                                                                                  156,483               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,119,930            3,168           1,947
====================================================================================================================================

Shareholder Meeting Report
                                                                                                      NNJ
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                          Preferred        Preferred       Preferred
                                                                           Common            Shares           Shares          Shares
                                                                           Shares          Series-T         Series-W       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                 10,976,855               466            1,254           1,558
   Withhold                                                               113,171                 1              179               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               11,090,026               467            1,433           1,559
====================================================================================================================================

Lawrence H. Brown
   For                                                                 10,977,529               466            1,254           1,558
   Withhold                                                               112,497                 1              179               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               11,090,026               467            1,433           1,559
====================================================================================================================================

Anthony T. Dean
   For                                                                 10,978,729               466            1,254           1,558
   Withhold                                                               111,297                 1              179               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               11,090,026               467            1,433           1,559
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                 10,971,722               466            1,254           1,558
   Withhold                                                               118,304                 1              179               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               11,090,026               467            1,433           1,559
====================================================================================================================================

Peter R. Sawers
   For                                                                 10,977,729               466            1,254           1,558
   Withhold                                                               112,297                 1              179               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               11,090,026               467            1,433           1,559
====================================================================================================================================

William J. Schneider
   For                                                                         --               466            1,254           1,558
   Withhold                                                                    --                 1              179               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               467            1,433           1,559
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                         --               466            1,254           1,558
   Withhold                                                                    --                 1              179               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               467            1,433           1,559
====================================================================================================================================

Judith M. Stockdale
   For                                                                 10,974,947               466            1,254           1,558
   Withhold                                                               115,079                 1              179               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               11,090,026               467            1,433           1,559
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                                                 10,967,098               460            1,376           1,534
   Against                                                                 29,237                --               --              --
   Abstain                                                                 93,691                 7               57              25
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               11,090,026               467            1,433           1,559
====================================================================================================================================

Shareholder Meeting Report
                                                                                                               NQP
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-W       Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                   14,105,671            2,374           1,957
   Withhold                                                                                 152,407               17               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,258,078            2,391           1,961
====================================================================================================================================

Lawrence H. Brown
   For                                                                                   14,102,067            2,375           1,957
   Withhold                                                                                 156,011               16               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,258,078            2,391           1,961
====================================================================================================================================

Anthony T. Dean
   For                                                                                   14,104,901            2,375           1,957
   Withhold                                                                                 153,177               16               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,258,078            2,391           1,961
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                                   14,092,099            2,375           1,957
   Withhold                                                                                 165,979               16               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,258,078            2,391           1,961
====================================================================================================================================

Peter R. Sawers
   For                                                                                   14,098,296            2,375           1,957
   Withhold                                                                                 159,782               16               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,258,078            2,391           1,961
====================================================================================================================================

William J. Schneider
   For                                                                                           --            2,375           1,957
   Withhold                                                                                      --               16               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,391           1,961
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                           --            2,375           1,957
   Withhold                                                                                      --               16               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,391           1,961
====================================================================================================================================

Judith M. Stockdale
   For                                                                                   14,098,982            2,374           1,957
   Withhold                                                                                 159,096               17               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,258,078            2,391           1,961
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                                                                   14,121,253            2,376           1,957
   Against                                                                                   53,609               --              --
   Abstain                                                                                   83,216               15               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,258,078            2,391           1,961
====================================================================================================================================

Shareholder Meeting Report
                                                                                                      NPY
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                                                          Preferred        Preferred       Preferred
                                                                           Common            Shares           Shares          Shares
                                                                           Shares          Series-M        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                 14,263,609               756            1,887           1,630
   Withhold                                                               158,040                12               17              12
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               14,421,649               768            1,904           1,642
====================================================================================================================================

Lawrence H. Brown
   For                                                                 14,264,237               756            1,887           1,631
   Withhold                                                               157,412                12               17              11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               14,421,649               768            1,904           1,642
====================================================================================================================================

Anthony T. Dean
   For                                                                 14,265,472               756            1,887           1,631
   Withhold                                                               156,177                12               17              11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               14,421,649               768            1,904           1,642
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                 14,253,619               756            1,887           1,631
   Withhold                                                               168,030                12               17              11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               14,421,649               768            1,904           1,642
====================================================================================================================================

Peter R. Sawers
   For                                                                 14,256,178               756            1,887           1,631
   Withhold                                                               165,471                12               17              11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               14,421,649               768            1,904           1,642
====================================================================================================================================

William J. Schneider
   For                                                                         --               756            1,887           1,631
   Withhold                                                                    --                12               17              11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               768            1,904           1,642
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                         --               756            1,887           1,631
   Withhold                                                                    --                12               17              11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               768            1,904           1,642
====================================================================================================================================

Judith M. Stockdale
   For                                                                 14,262,216               756            1,887           1,630
   Withhold                                                               159,433                12               17              12
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               14,421,649               768            1,904           1,642
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                                                 14,296,336               753            1,888           1,631
   Against                                                                 30,944                 1                1              --
   Abstain                                                                 94,369                14               15              11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               14,421,649               768            1,904           1,642
====================================================================================================================================

                            Portfolio of Investments
                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
                            December 31, 1998
                            (Unaudited)
    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.5%

$   6,250,000   The Pollution Control Financing Authority of Salem County (New Jersey),    11/01 at 102         AA-       $6,724,688
                 Waste Disposal Revenue Bonds (E.I. du Pont de Nemours and Company -
                 Chambers Works Project), 1991 Series A, 6.500%, 11/15/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.2%

    1,000,000   New Jersey Economic Development Authority, Economic Development            No Opt. Call         N/R          950,000
                 Bonds, Bridgewater ResourcesInc., Series 1991, 9.500%, 2/01/01
                 (Alternative Minimum Tax)+


------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 1.2%

    5,000,000   New Jersey Economic Development Authority, Economic Development            12/01 at 100         N/R        5,154,250
                 Revenue Bonds (J &J Snack Foods Corporation of New Jersey
                 Project), Series 1991, 7.250%, 12/01/05 (Alternative MinimumTax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.9%

    3,000,000   New Jersey Economic Development Authority, School Revenue Bonds             2/08 at 101         N/R        3,017,910
                  (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25 (DD)

                New Jersey Educational Facilities Authority, Seton Hall
                University Project Revenue Bonds, 1991 Series, Project D:
      500,000    6.875%, 7/01/10                                                            7/01 at 102          A-          536,670
    2,500,000    7.000%, 7/01/21                                                            7/01 at 102          A-        2,681,425

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Saint Peters College Issue, 1998, Series B:
    1,000,000    5.375%, 7/01/18                                                            7/08 at 102         BBB        1,014,570
    1,750,000    5.500%, 7/01/27                                                            7/08 at 102         BBB        1,784,685

    1,250,000   New Jersey Educational Facilities Authority, Seton Hall University          7/08 at 101         AAA        1,252,538
                 Project Revenue Refunding Bonds, 1998 Series, Project F,
                 5.000%, 7/01/21

      265,000   New Jersey Educational Assistance Authority, Senior Student                 7/01 at 102           A          280,688
                 Loan Revenue Bonds, 1991 Series A, 7.200%, 7/01/09
                 (Alternative Minimum Tax)

    5,735,000   New Jersey Educational Assistance Authority, Student Loan Revenue           6/07 at 102         AAA        6,181,011
                 Bonds, NJ Class Loan Program, Series 1997 A, 5.800%, 6/01/16
                 (Alternative Minimum Tax)

                Rutgers, The State University (The State University of New
                Jersey), General Obligation Refunding Bonds, 1992 Series A:
    2,900,000    6.500%, 5/01/13                                                            5/02 at 102          AA        3,175,645
    1,725,000    6.500%, 5/01/18                                                            5/02 at 102          AA        1,879,094


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 2.0%

    8,000,000   Pollution Control Financing Authority of Middlesex County                  12/02 at 102         N/R        8,686,400
                  (New Jersey), Pollution Control Revenue Refunding Bonds,
                 Series 1992 (Amerada Hess Corporation Project), 6.875%, 12/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.8%

      250,000   Camden County Improvement Authority (New Jersey), Health System             5/08 at 102         AAA          263,698
                 Revenue Bonds, Catholic Health East Issue, Series 1998B,
                 5.000%, 11/15/08

      300,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/00 at 102         AAA          319,563
                 Community Medical Center/Kensington Manor Care Center Issue,
                 Series E, 7.000%, 7/01/20

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Barnert Hospital (FHA Insured Mortgage), Series
                B:
      540,000    6.750%, 8/01/11                                                            2/01 at 102         AAA          580,689
    2,845,000    6.800%, 8/01/19                                                            2/01 at 102         AAA        3,039,883

    9,300,000   New Jersey Health Care Facilities Financing Authority, Revenue              7/01 at 102         AAA        9,968,019
                 Bonds, Centrastate Medical Center Issue, Series 1991A,
                 6.625%, 7/01/11

    3,000,000   New Jersey Health Care Facilities Financing Authority, Revenue              7/99 at 100         AAA        3,042,120
                 Bonds, Beth Israel Hospital Association of Passaic Issue, Series B,
                 6.250%, 7/01/14

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   2,070,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/01 at 102         AAA       $2,236,325
                 Robert Wood Johnson University Hospital, Series B, 6.625%, 7/01/16

    4,350,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/01 at 102         AAA        4,691,606
                 Mercer Medical Center Issue, Series 1991, 6.500%, 7/01/10

    5,025,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/01 at 102         N/R        5,315,897
                 Pascack Valley Hospital Association Issue, Series 1991,
                 6.700%, 7/01/11

    3,800,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/02 at 102         N/R        4,063,606
                 Palisades Medical Center Obligated Group Issue, Series 1992,
                 7.500%, 7/01/06

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Atlantic City Medical Center Issue, Series C:
    3,600,000    6.800%, 7/01/05                                                            7/02 at 102          A-        3,975,156
    2,800,000    6.800%, 7/01/11                                                            7/02 at 102          A-        3,081,652

    2,535,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/03 at 102        Baa2        2,648,467
                 Deborah Heart and Lung Center Issue, Series of 1993, 6.200%, 7/01/13

    4,320,000   New Jersey Health Care Facilities Financing Authority, Revenue and          7/08 at 101         Aaa        4,298,832
                 Refunding Bonds (Saint Barnabas Medical Center/West Hudson
                 Hospital Obligated Group), Series 1998A, 5.000%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 11.2%

    3,790,000   The Hudson County Improvement Authority Multifamily Housing                 6/04 at 100         AAA        4,085,014
                 Revenue Bonds, Series 1992 A , (Conduit Financing - Observer Park
                 Project), 6.900%, 6/01/22 (Alternative Minimum Tax)

    1,445,000   Housing Finance Corporation of the City of Long Branch, Long Branch,       10/99 at 100         N/R        1,452,731
                 New Jersey, Section 8 Assisted Housing Revenue Bonds, Washington
                 Manor Associates Ltd., 1980 Elderly Project, 10.000%, 10/01/11

   12,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                11/01 at 102         AAA       13,091,040
                 Housing Revenue Refunding Bonds (Presidential Plaza at Newport
                 Project - FHA Insured Mortgage), 1991 Series 1, 7.000%, 5/01/30

    1,500,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                 5/05 at 102         AAA        1,608,330
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

    4,500,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                 5/06 at 102         AAA        4,855,005
                 Housing Revenue Bonds, 1996 Series A, 6.250%, 5/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,
                1991 Series A:
    3,000,000    6.800%, 11/01/05                                                          11/02 at 102         AA+        3,204,420
    2,500,000    6.900%, 11/01/07                                                          11/01 at 103         AA+        2,672,775
    4,700,000    6.950%, 11/01/08                                                          11/01 at 103         AA+        5,024,488
    1,000,000    7.100%, 11/01/11                                                          11/01 at 103         AA+        1,068,840

    9,650,000   New Jersey Housing and Mortgage Finance Agency, Housing                     5/02 at 102          A+       10,387,067
                 Revenue Bonds, 1992 Series A,  6.950%, 11/01/13

    1,810,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue            11/02 at 102          A+        1,948,556
                 Refunding Bonds, 1992 Series One, 6.700%, 11/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 9.4%

    5,500,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer                 10/00 at 102         AAA        5,709,330
                 Revenue Bonds, 1990 Series F-2, 6.300%, 4/01/25 (Alternative
                 Minimum Tax)

    3,255,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer                 10/99 at 102         AAA        3,365,930
                 Revenue Bonds, 1989 Series D, 7.600%, 10/01/09 (Alternative
                 Minimum Tax)

    2,605,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer             10/05 at 101 1/2         AAA        2,807,252
                 Revenue Bonds, 1995 Series O, 6.350%, 10/01/27 (Alternative
                 Minimum Tax)

    5,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer              4/07 at 101 1/2         AAA        5,344,700
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28 (Alternative
                 Minimum Tax)

   10,000,000   New Jersey Housing and Mortgage Finance Agency Home Buyer              10/07 at 101 1/2         AAA       10,554,500
                 Revenue Bonds, 1997 Series U, 5.850%, 4/01/29 (Alternative
                 Minimum Tax)

   13,000,000   Puerto Rico Housing Finance Corporation, Homeownership Mortgage            12/08 at 101         AAA       13,069,420
                 Revenue Bonds (GNMA Guaranteed Mortgage Loans), 1998 Series A,
                 5.200%, 12/01/32 (Alternative Minimum Tax) (DD)

      710,000   Puerto Rico Housing Finance Corporation, Single Family Mortgage            10/01 at 102         AAA          750,903
                 Revenue Bonds, Portfolio One, Series C, 6.750%, 10/15/13

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.4%

$   1,750,000   New Jersey Economic Development Authority, Insured Revenue                  5/08 at 101         AAA       $1,687,438
                 Refunding Bonds (Educational Testing Service Issue), Series 1998A,
                 4.750%, 5/15/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.9%

    1,265,000   Township of East Brunswick, In the County of Middlesex, New Jersey,         4/03 at 101         Aa2        1,301,394
                 General Obligation Refunding Bonds, Series 1993, 5.125%, 4/01/13

                County of Essex, New Jersey, General Obligation Refunding Bonds
                of 1996, Tax-Exempt Bonds, Series A-1:
    3,000,000    6.000%, 11/15/07                                                          No Opt. Call         Aaa        3,412,080
    1,000,000    5.000%, 11/15/11                                                           8/07 at 101         Aaa        1,043,990

    2,320,000   City of Hoboken, Fiscal Year Adjustment General Obligation Bonds,          No Opt. Call         AAA        3,036,555
                 Series 1991, 8.900%, 8/01/06

    5,250,000   Township of Howell, In the County of Monmouth, New Jersey,                  1/02 at 102         AAA        5,760,405
                 General Obligation Refunding Bonds, Series 1991, 6.800%, 1/01/14

    3,675,000   The City of New Jersey (Hudson County, New Jersey), Fiscal Year            No Opt. Call         AAA        4,649,169
                 Adjustment Bonds, Series B 1991, 8.400%, 5/15/06

    1,000,000   The Monmouth County Improvement Authority (Monmouth County,                 7/07 at 101         AAA        1,090,270
                 New Jersey), Revenue Bonds, Series 1997 (Howell Township Board
                 of Education Project), 5.800%, 7/15/17

    2,000,000   Town of Morristown, In the County of Morris, New Jersey,                    8/05 at 102         AAA        2,282,320
                 General Obligation Refunding Bonds, Series 1995, 6.500%, 8/01/19

    5,000,000   State of New Jersey, General Obligation Bonds, Various Series,          8/02 at 101 1/2         AA+        5,474,500
                 6.375%, 8/01/11

                State of New Jersey, General Obligation Bonds, Series D:
    8,000,000    5.750%, 2/15/06                                                           No Opt. Call         AA+        8,861,360
    5,000,000    6.000%, 2/15/11                                                           No Opt. Call         AA+        5,772,650

    1,000,000   Township of West Deptford, County of Gloucester, New Jersey,                3/06 at 102         AAA        1,046,810
                 General Obligation Bonds, Series of 1996, 5.250%, 3/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 7.1%

                The Bergen County Utilities Authority, 1998 Water Pollution
                Control System Revenue Bonds, Series A:
    2,760,000    5.000%, 12/15/13                                                          12/07 at 101         AAA        2,835,127
    3,400,000    5.000%, 12/15/14                                                          12/07 at 101         AAA        3,470,788

    1,000,000   The Board of Education of the Town of Dover, in the County of Morris,      12/01 at 100         AAA        1,070,270
                 New Jersey, as Lessee, Certificates of Participation, 6.600%, 6/01/11

    2,535,000   The Board of Education of the Township of Mansfield, in the County of       3/06 at 102         AAA        2,759,778
                 Warren, New Jersey, Certificates of Participation, 5.900%, 3/01/15

                The State of New Jersey, as Lessee, and The Mercer County
                Improvement Authority, as Lessor, Relating to the Richard J. Hughes
                Justice Complex:
    3,000,000    6.050%, 1/01/09                                                            7/99 at 100          Aa        3,006,690
    1,585,000    6.050%, 1/01/13                                                            7/99 at 100          Aa        1,588,630
    1,000,000    6.050%, 1/01/14                                                            7/99 at 100          Aa        1,002,250
    1,720,000    6.050%, 1/01/16                                                            7/99 at 100          Aa        1,723,784
    2,000,000    6.050%, 1/01/17                                                            7/99 at 100          Aa        2,004,320

    4,000,000   New Jersey Economic Development Authority, Lease Revenue Bonds,            11/08 at 101         Aaa        3,835,760
                 Series 1998 (Bergen County Administration Complex),
                 4.750%, 11/15/26

    2,445,000   New Jersey Sports and Exposition Authority, State Contract Bonds,           3/02 at 102         AA-        2,673,608
                 1992 Series A, 6.500%, 3/01/19

    1,895,000   North Bergen Township Municipal Utility Authority, Sewer Revenue           No Opt. Call         AAA        2,491,262
                 Refunding Bonds, Series 1993, 7.875%, 12/15/09

    1,180,000   The Raritan Township Municipal Utilities Authority, Hunterdon County,       5/02 at 102          A+        1,281,669
                 New Jersey (Secured by a Service Contract with the Township of
                 Raritan), Revenue Bonds, Series 1992 (Bank Qualified),
                 6.450%, 5/01/12

    1,325,000   The South Toms River Sewerage Authority, Ocean County,                     11/02 at 102         N/R        1,414,530
                 New Jersey, Sewer Refunding Revenue Bonds, Series 1992
                 (Bank-Qualified), 7.400%, 11/01/05


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 10.8%

    3,000,000   New Jersey Economic Development Authority, Economic Development            11/01 at 102        Baa2        3,252,090
                 Bonds (American Airlines, Inc. Project), 7.100%, 11/01/31
                 (Alternative Minimum Tax)

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation (continued)

$   3,500,000   New Jersey Highway Authority (Garden State Parkway), Senior Parkway         1/02 at 102         AA-       $3,769,780
                 Revenue Refunding Bonds, 1992 Series, 6.250%, 1/01/14

    5,000,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                      1/99 at 100        BBB+        5,007,900
                 Series 1991 A (Refunding Bonds), 6.900%, 1/01/14

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
    9,000,000    6.500%, 1/01/08                                                           No Opt. Call         AAA       10,541,790
    1,950,000    6.500%, 1/01/16                                                           No Opt. Call        BBB+        2,300,903

    3,150,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          7/04 at 101         AA-        3,407,765
                 Ninety-Fifth Series, 6.125%, 7/15/29 (Alternative Minimum Tax)

    4,300,000   The Port Authority of New York and New Jersey, Special Project Bonds,       6/02 at 102        BBB-        4,624,349
                 Series 1R Delta Air Lines, Inc. Project, LaGuardia Airport Passenger
                 Terminal, 6.950%, 6/01/08

    4,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          1/03 at 101         AA-        4,776,570
                 Eighty-Fourth Series, 6.000%, 1/15/28 (Alternative Minimum Tax)

    5,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         10/02 at 101         AAA        5,361,800
                 One Hundred Second Series (Revenue Bonds), Non-AMT Bonds,
                 5.875%, 10/15/27

    4,350,000   The Port Authority of New York and New Jersey, Special Project             12/07 at 100         AAA        4,596,602
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 18.5%

    1,500,000   The Board of Education of the Township of Bedminster, Certificates          3/01 at 102       A1***        1,637,295
                 of Participation, In the County of Somerset, New Jersey,
                 7.125%, 9/01/10 (Pre-refunded to 3/01/01)

    7,000,000   The Bergen County Utilities Authority, 1992 Water Pollution                 6/02 at 102         AAA        7,757,610
                 Control System Revenue Bonds, Series A, 6.500%, 12/15/12
                 (Pre-refunded to 6/15/02)

    7,800,000   County of Essex, New Jersey, Fiscal Year Adjustment Bonds,                 12/01 at 101         AAA        8,496,618
                 Series 1991, 6.500%, 12/01/11 (Pre-refunded to 12/01/01)

    4,095,000   The Board of Education of the Township of Evesham, in the County            9/01 at 102         AAA        4,510,069
                 of Burlington, New Jersey, Certificates of Participation,
                 6.875%, 9/01/11 (Pre-refunded to 9/01/01)

    8,200,000   The City of Jersey City (Hudson County, New Jersey), Fiscal Year            5/01 at 102         AAA        8,910,694
                 Adjustment Bonds, Series A 1991, 6.600%, 5/15/11
                 (Pre-refunded to 5/15/01)

      950,000   The Mercer County Improvement Authority, Mercer County,                    11/00 at 102      Aa2***        1,022,314
                 New Jersey, Revenue Bonds (County Courthouse Project), Series 1991,
                 6.600%, 11/01/14 (Pre-refunded to 11/01/00)

    3,500,000   The Monmouth County Improvement Authority (Monmouth County,                 2/01 at 102         AAA        3,791,165
                 New Jersey), Sewage Facilities Revenue Refunding Bonds,
                 Series 1991, 6.750%, 2/01/13 (Pre-refunded to 2/01/01)

    5,600,000   New Jersey Economic Development Authority, Lease Rental Bonds,              3/02 at 102         AAA        6,225,520
                 1992 Series (Liberty State Park Project), 6.800%, 3/15/22
                 (Pre-refunded to 3/15/02)

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Barnert Hospital (FHA Insured Mortgage), Series B:
       90,000    6.750%, 8/01/11 (Pre-refunded to 2/01/01)                                  2/01 at 100         AAA           97,449
      355,000    6.800%, 8/01/19 (Pre-refunded to 2/01/01)                                  2/01 at 102         AAA          384,738

    4,875,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/01 at 102         AAA        5,343,244
                 St. Peters Medical Center Issue, Series E, 6.875%, 7/01/11
                 (Pre-refunded to 7/01/01)

    7,500,000   New Jersey Health Care Facilities Financing Authority, Revenue              7/01 at 102         AAA        8,171,475
                 Bonds, JFK Health Systems Obligated Group Issue, Series 1991,
                 6.600%, 7/01/08 (Pre-refunded to 7/01/01)

                New Jersey Economic Development Authority, Revenue Bonds
                (New Jersey Performing Arts Center Site Acquisition Project),
                1991 Series:
      610,000    6.600%, 6/15/04 (Pre-refunded to 6/15/01)                                  6/01 at 102         Aaa          664,211
    3,800,000    6.750%, 6/15/12 (Pre-refunded to 6/15/01)                                  6/01 at 102         Aaa        4,151,006

                State of New Jersey, General Obligation Bonds (Various Bonds):
    8,200,000    6.750%, 9/15/07 (Pre-refunded to 9/15/01)                              9/01 at 101 1/2      AA+***        8,972,440
      850,000    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                              9/01 at 101 1/2      AA+***          931,158

    1,200,000   County of Passaic, New Jersey, General Improvement Bonds,                   9/99 at 102      N/R***        1,251,636
                 6.700%, 9/01/10 (Pre-refunded to 9/01/99)

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   6,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,        7/01 at 102         Aaa       $6,612,360
                 7.000%, 7/01/11 (Pre-refunded to 7/01/01)

    2,450,000   University of Medicine and Dentistry of New Jersey Bonds, Series E,        12/01 at 102      AA-***        2,689,488
                 6.500%, 12/01/18 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 4.3%

    3,700,000   Pollution Control Financing Authority of Camden County (Camden             12/01 at 102          B2        3,689,566
                 County, New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

    3,500,000   Pollution Control Financing Authority of Camden County (Camden             12/01 at 102          B2        3,490,410
                 County, New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

      400,000   New Jersey Economic Development Authority, Adjustable - Fixed               7/01 at 103        Baa1          434,672
                 Rate Pollution Control Revenue Bonds, 1985 Series (Jersey Central
                 Power and Light Company Project), 7.100%, 7/01/15

    6,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,       No Opt. Call         AAA        7,235,820
                 Series Y, 7.000%, 7/01/07

    4,000,000   The Union County Utilities Authority (New Jersey), Solid Waste              6/08 at 101         AAA        3,941,600
                 Facility Senior Lease Revenue Bonds (Ogden Martin Systems of
                 Union, Inc. Lessee- Series 1998 A), 5.000%, 6/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 7.8%

                Cape May County (New Jersey), Municipal Utilities Authority,
                Sewer Revenue Refunding Bonds, Series 1992-A:
    2,000,000    6.000%, 1/01/11                                                            1/03 at 102         AAA        2,174,819
    7,600,000    5.750%, 1/01/16                                                            1/03 at 102         AAA        8,055,619

    5,000,000   New Jersey Economic Development Authority, Water Facilities Revenue        No Opt. Call         N/R        5,146,299
                 Bonds (New Jersey-American Water Company, Inc. Project),
                 Series 1991 7.400%, 11/01/01 (Alternative Minimum Tax)

    7,500,000   New Jersey Economic Development Authority, Water Facilities Revenue         5/06 at 102         AAA        8,168,399
                 Bonds (New Jersey-American Water Company, Inc. Project),
                 Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax)

    6,250,000   New Jersey Economic Development Authority, Water Facilities                 7/08 at 102         AAA        6,284,874
                 Revenue Bonds (New Jersey-American Water Company, Inc. Project),
                 Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

    4,000,000   Passaic Valley Sewerage Commissioners (State of New Jersey),               12/02 at 102         AAA        4,328,039
                 Sewer System Bonds, Series D, 5.800%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------

$ 409,955,000   Total Investments - (cost $409,486,401) - 100.0%                                                         440,632,951
=============
                Other Assets Less Liabilities - 0.0%                                                                        (12,531)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $440,620,420
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

+ The Fund has not received the last two semi-annual interest coupon payments on these bonds. The issuer is in the process of attempting to re-structure the debt by bringing to market new obligations whose proceeds will be used to call the current defaulted bonds at 102% of par, plus accrued interest.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                            December 31, 1998
                            (Unaudited)
    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.7%

$   4,880,000   New Jersey Economic Development Authority, Economic Development            No Opt. Call         N/R       $4,636,000
                 Bonds (Bridgewater Resources Inc. Project), 1994 Series A,
                 8.375%, 11/01/04 (Alternative Minimum Tax)+


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 11.3%

    3,530,000   New Jersey Economic Development Authority, Economic Development            No Opt. Call         N/R        4,448,082
                 Bonds (Yeshiva Ktana of Passaic-1992 Project), 8.000%, 9/15/18

    3,000,000   New Jersey Economic Development Authority, School Revenue Bonds             2/08 at 101         N/R        3,017,910
                 (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25 (DD)

      890,000   New Jersey Educational Facilities Authority, Trenton State College          7/99 at 100          A+          892,350
                 Issue, Revenue Bonds, Series 1976 D, 6.750%, 7/01/08

    2,095,000   New Jersey Educational Facilities Authority, Refunding Revenue Bonds,       7/02 at 102         AAA        2,280,722
                 Trenton State College Issue, Series 1992E, 6.000%, 7/01/09

    1,000,000   New Jersey Educational Facilities Authority, Revenue Bonds, New             7/04 at 102         AAA        1,102,200
                 Jersey Institute of Technology Issue, Series 1994A, 6.000%, 7/01/24

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Trenton State College Issue, Series 1996 A:
    4,000,000    5.100%, 7/01/21                                                            7/06 at 101         AAA        4,013,440
    3,750,000    5.125%, 7/01/24                                                            7/06 at 101         AAA        3,766,800

    3,330,000   New Jersey Educational Facilities Authority, Revenue Bonds,                 7/06 at 101         AAA        3,550,746
                 Montclair State University, Series 1996 C (Dormitory/Cafeteria
                 Facility), 5.400%, 7/01/12

    2,500,000   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan           7/06 at 101         AAA        2,741,000
                 College of New Jersey Issue, Series 1996 E, 6.000%, 7/01/21

      745,000   New Jersey Educational Facilities Authority, Student Loan Revenue           7/02 at 102          A+          797,433
                 Bonds, 1992 Series A, NJ Class Loan Program, 6.125%, 7/01/09
                 (Alternative Minimum Tax)

    4,595,000   New Jersey Educational Facilities Authority, Student Loan Revenue           7/03 at 102          A+        4,756,974
                 Bonds, 1993 Series A, NJ Class Loan Program, 5.300%, 7/01/10
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 0.4%

    1,035,000   New Jersey Economic Development Authority, Economic Growth Bonds,          12/03 at 102         Aa3        1,099,305
                 Composite Issue-1992 Second Series T, 5.300%, 12/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 4.4%

       45,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/03 at 102         AAA           46,332
                 St. Peters Medical Center Issue, Series 1993F, 5.000%, 7/01/11

      860,000   New Jersey Health Care Facilities Financing Authority, Refunding            8/04 at 102         AAA          953,104
                 Revenue Bonds, Wayne General Hospital Corp. Issue (FHA Insured
                 Mortgage), Series B, 5.750%, 8/01/11

    2,000,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/04 at 102         AAA        2,263,520
                 Monmouth Medical Center Issue, Series C, 6.250%, 7/01/16

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Dover General Hospital and Medical Center Issue, Series 1994:
    1,015,000    7.000%, 7/01/03                                                           No Opt. Call         AAA        1,143,946
      800,000    7.000%, 7/01/04                                                           No Opt. Call         AAA          917,656

    7,000,000   Puerto Rico Industrial, Medical, Educational, and Environmental            12/03 at 103          A2        6,926,360
                 Pollution Control Facilities Financing Authority, Adjustable Rate
                 Industrial Revenue Bonds, 1983 Series A (American Home Products
                 Corporation), 5.100%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 11.4%

      885,000   Housing Finance Corporation of the City of Long Branch, Long Branch,       10/99 at 100         N/R          889,735
                 New Jersey, Section 8 Assisted Housing Revenue Bonds,
                 Washington Manor Associates Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   4,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                11/01 at 102         AAA       $4,363,680
                 (Presidential Plaza at Newport Project - FHA Insured Mortgages),
                 1991 Series 1, 7.000%, 5/01/30

    2,875,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                 5/05 at 102         AAA        3,082,633
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

    7,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily            11/07 at 101 1/2         AAA        7,217,980
                 Housing Revenue Bonds, 1997 Series A, 5.550%, 5/01/27
                 (Alternative Minimum Tax)

    2,250,000   New Jersey Housing Finance Agency, Special Pledge Revenue                  11/99 at 100          A+        2,317,500
                 Obligations, 1975 Series One, 9.000%, 11/01/18

                New Jersey Housing and Mortgage Finance Agency, Housing Revenue
                Bonds, 1992 Series A:
    2,365,000    6.700%, 5/01/05                                                            5/02 at 102          A+        2,536,013
    8,000,000    6.950%, 11/01/13                                                           5/02 at 102          A+        8,611,040

    2,370,000   New Jersey Housing and Mortgage Finance Agency, Housing                    11/02 at 102          A+        2,551,424
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.3%

    1,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer             10/05 at 101 1/2         AAA        1,074,820
                 Revenue Bonds, 1995 Series O, 6.300%, 10/01/23
                 (Alternative Minimum Tax)

      525,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer              4/06 at 101 1/2         AAA          553,560
                 Revenue Bonds, 1996 Series P, 5.650%, 4/01/14

    1,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer              4/06 at 101 1/2         AAA        1,058,010
                 Revenue Bonds, 1996 Series Q, 5.875%, 4/01/17
                 (Alternative Minimum Tax)

    2,500,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer              4/07 at 101 1/2         AAA        2,672,350
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U:
    1,965,000    5.700%, 10/01/14 (Alternative Minimum Tax)                            10/07 at 101 1/2         AAA        2,073,134
    1,500,000    5.850%, 4/01/29 (Alternative Minimum Tax)                             10/07 at 101 1/2         AAA        1,583,175


------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 1.2%

      895,000   New Jersey Economic Development Authority, Economic Growth Bonds,          10/03 at 102          A+          939,866
                 Richard L Tauber Composite Issue, 1993 Series H-2, 5.000%, 10/01/05
                 (Alternative Minimum Tax)

    2,315,000   New Jersey Economic Development Authority, Economic Growth                 12/03 at 102         Aa3        2,458,831
                 Bonds, Composite Issue, 1992 Second Series H, 5.300%, 12/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 1.3%

    3,255,000   New Jersey Economic Development Authority (Morris Hall/
                 St. Lawrence, Inc. Project), Series 1993A, 6.150%, 4/01/13                 4/03 at 102          A+        3,536,297


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.7%

      785,000   County of Morris, New Jersey, General Improvement Bonds of 1993,           No Opt. Call         AAA          845,869
                 5.125%, 5/13/11

                State of New Jersey, General Obligation Bonds, Series D:
    2,760,000    5.750%, 2/15/06                                                           No Opt. Call         AA+        3,057,169
    4,000,000    5.800%, 2/15/07                                                           No Opt. Call         AA+        4,478,120
    2,500,000    6.000%, 2/15/11                                                           No Opt. Call         AA+        2,886,325
    1,560,000    6.000%, 2/15/13                                                           No Opt. Call         AA+        1,797,931

    4,000,000   County of Passaic, State of New Jersey, General Obligation Refunding       No Opt. Call         AAA        4,264,680
                 Bonds, Series 1993, 5.125%, 9/01/12

    5,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1995           7/05 at 101 1/2         AAA        5,363,150
                 (General Obligation Bonds), 5.750%, 7/01/24

      650,000   The Board of Education of the Southern Gloucester County, Regional         No Opt. Call         AAA          677,898
                 High School District, Gloucester County, New Jersey, School District
                 Bonds, Series 1993, 5.000%, 10/01/14

                Sparta Township School District, General Obligation Bonds (Unlimited Tax):
    1,100,000    5.800%, 9/01/19                                                            9/06 at 100         AAA        1,176,252
    1,100,000    5.800%, 9/01/20                                                            9/06 at 100         AAA        1,174,800
    1,100,000    5.800%, 9/01/21                                                            9/06 at 100         AAA        1,173,271

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 10.9%

$   1,275,000   Camden County Improvement Authority (Camden County, New Jersey),           10/05 at 102         AAA       $1,365,041
                 County Guaranteed Lease Bonds, Series of 1995, 5.625%, 10/01/15

    1,000,000   Hudson County Improvement Authority (State of New Jersey), Utility      1/08 at 101 1/2         AAA        1,035,760
                 System Revenue Bonds, Series 1997 (Harrison Franchise Acquisition
                 Project), 5.350%, 1/01/27

    1,000,000   The Jersey City Sewerage Authority (Hudson County, New Jersey),            No Opt. Call         AAA        1,175,580
                 Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14

                The State of New Jersey, as Lessee, and The Mercer County
                Improvement Authority, as Lessor, Relating to the Richard J. Hughes
                Justice Complex:
      750,000    6.050%, 1/01/11                                                            7/99 at 100          Aa          751,718
    1,000,000    6.050%, 1/01/12                                                            7/99 at 100          Aa        1,002,290
    1,500,000    6.050%, 1/01/16                                                            7/99 at 100          Aa        1,503,300

    2,000,000   New Jersey Economic Development Authority, Lease Revenue Bonds,            11/08 at 101         Aaa        1,917,880
                 Series 1998 (Bergen County Administration Complex), 4.750%, 11/15/26

    1,000,000   New Jersey Economic Development Authority, Revenue Bonds (Public            8/03 at 102         AAA        1,060,610
                 Schools Small Project Loan Program), Series 1993, 5.400%, 8/15/12

    1,500,000   New Jersey Economic Development Authority, Market Transition               No Opt. Call         AAA        1,722,195
                 Facility Senior Lien Revenue Bonds, Series 1994A, 7.000%, 7/01/04

                New Jersey Transportation Trust Fund Authority, Transportation System
                Bonds, 1995 Series A:
      750,000    5.500%, 6/15/12                                                            6/05 at 102         AAA          805,478
    5,000,000    5.000%, 6/15/15                                                            6/05 at 102         AAA        5,072,200

    1,100,000   New Jersey Transportation Trust Fund Authority, Transportation System       6/05 at 102         AAA        1,164,724
                 Bonds, 1995 Series B, 5.500%, 6/15/15

      510,000   The Board of Education of the Township of Piscataway in the County          6/03 at 102         AAA          540,335
                 of Middlesex, New Jersey, Certificates of Participation, 1993 Series,
                 5.375%, 12/15/10

    8,160,000   Puerto Rico Public Buildings Authority, Public Education and Health     7/03 at 101 1/2           A        8,659,555
                 Facilities Refunding Bonds, Series M, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.750%, 7/01/15

    2,250,000   Western Monmouth Utilities Authority (Monmouth County,                      2/05 at 102         AAA        2,413,913
                 New Jersey), Revenue Refunding Bonds, 1995 Series A,
                 5.600%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 23.8%

    5,000,000   Delaware River Port Authority (New Jersey), Port District Project           1/08 at 101         AAA        5,005,850
                 Bonds, Series B of 1998, 5.000%, 1/01/19

    4,245,000   Delaware River Port Authority (New Jersey and Pennsylvania),                1/06 at 102         AAA        4,423,884
                 Revenue Bonds, Series of 1995, 5.500%, 1/01/26

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
    1,000,000    6.500%, 1/01/08                                                           No Opt. Call        BBB+        1,153,480
    7,920,000    6.500%, 1/01/16                                                           No Opt. Call        BBB+        9,345,204
    4,700,000    6.500%, 1/01/16                                                           No Opt. Call         AAA        5,655,087

    3,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         10/04 at 101         AAA        3,366,570
                 Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Consolidated Bonds,
                Ninety-Ninth Series:
    1,200,000    5.750%, 11/01/09 (Alternative Minimum Tax)                                 5/05 at 101         AAA        1,303,476
    2,500,000    5.750%, 11/01/14 (Alternative Minimum Tax)                                 5/05 at 101         AAA        2,678,825

    1,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          7/06 at 101         AA-        1,641,600
                 One Hundred and Sixth Series, 6.000%, 7/01/16
                 (Alternative Minimum Tax)

    2,500,000   The Port Authority of New York and New Jersey, One Hundredth                6/05 at 101         AAA        2,667,050
                 Series, 5.750%, 12/15/20

    6,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          6/05 at 101         AA-        6,227,280
                 One Hundred-Twelfth Series, 5.250%, 12/01/13
                 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Special Project
                Bonds, Series 6, JFK International Air Terminal LLC Project:
   10,000,000    5.750%, 12/01/22 (Alternative Minimum Tax)                                12/07 at 102         AAA       10,663,700
   11,000,000    5.750%, 12/01/25 (Alternative Minimum Tax)                                12/07 at 100         AAA       11,623,590

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 4.5%

$     250,000   The Board of Education of the Township of Franklin, in the County of        6/99 at 100         AAA       $  259,058
                 Somerset, New Jersey, Certificates of Participation, Series 1989,
                 6.900%, 12/15/00 (Pre-refunded to 6/15/99)

    2,000,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,       7/99 at 102       A-***        2,083,180
                 Newton Memorial Hospital Issue, Series A, 7.500%, 7/01/19
                 (Pre-refunded to 7/01/99)

                State of New Jersey, General Obligation Bonds (Various Bonds):
    1,300,000    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                              9/01 at 101 1/2      AA+***        1,424,124
    2,385,000    6.800%, 9/15/11 (Pre-refunded to 9/15/01)                              9/01 at 101 1/2      AA+***        2,612,720

    2,030,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series,        No Opt. Call         AAA        2,310,343
                 10.375%, 1/01/03

    3,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series R,    7/02 at 101 1/2     BBB+***        3,848,180
                 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.8%

    6,600,000   Pollution Control Financing Authority of Camden County (Camden County,     No Opt. Call          B2        6,539,676
                 New Jersey), Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991 C, 7.125%, 12/01/01
                 (Alternative Minimum Tax)

    6,500,000   Pollution Control Financing Authority of Camden County (Camden             12/01 at 102          B2        6,523,855
                 County, New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991 D, 7.250%, 12/01/10

    1,000,000   The Essex County Utilities Authority (Essex County, New Jersey), Solid      4/06 at 102         AAA        1,069,830
                 Waste System Revenue Bonds (Secured by a County Deficiency
                 Agreement with the County of Essex), Solid Waste System Revenue
                 Bonds, Tax Exempt), 5.600%, 4/01/16

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,        7/05 at 100         AAA        1,014,560
                 Series Z, 5.250%, 7/01/21

    3,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,        7/05 at 100         AAA        3,644,340
                 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.5%

    5,250,000   Cape May County (New Jersey), Municipal Utilities Authority, Sewer          1/03 at 102         AAA        5,564,738
                 Revenue Refunding Bonds, Series 1992-A, 5.750%, 1/01/16

    1,485,000   New Jersey Economic Development Authority, Water Facilities                 8/01 at 102           A        1,592,692
                 Refunding Bonds (Elizabeth Water Company Project), 1991 Series A,
                 6.700%, 8/01/21 (Alternative Minimum Tax)

    3,100,000   New Jersey Economic Development Authority, Water Facilities                 3/04 at 102         AAA        3,293,874
                 Revenue Refunding Bonds (Hackensack Water Company Project),
                 1994 Series B, 5.900%, 3/01/24 (Alternative Minimum Tax)

    6,250,000   New Jersey Economic Development Authority, Water Facilities                 7/08 at 102         AAA        6,284,874
                 Revenue Bonds (New Jersey-American Water Company, Inc. Project),
                 Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

    3,000,000   The North Hudson Sewerage Authority (New Jersey), Sewer Revenue             8/06 at 101         AAA        3,013,409
                 Bonds, Series 1996, 5.125%, 8/01/22

    1,040,000   Passaic Valley Sewerage Commissioners (State of New Jersey),               12/02 at 102         AAA        1,124,728
                 Sewer System Bonds, Series D, 5.750%, 12/01/10

    1,000,000   The Stony Brook Regional Sewerage Authority (Princeton, New Jersey),       No Opt. Call          Aa        1,099,169
                 Revenue Refunding Bonds, 1993 Series B, 5.450%, 12/01/12

    1,500,000   The Wanaque Valley Regional Sewerage Authority (Passaic County,            No Opt. Call         AAA        1,671,389
                 New Jersey), Sewer Revenue Refunding Bonds, 1993 Series B
                 (Insured), 5.750%, 9/01/18
------------------------------------------------------------------------------------------------------------------------------------
$ 258,375,000   Total Investments - (cost $257,612,273) - 99.2%                                                          274,690,307
=============
                Other Assets Less Liabilities - 0.8%                                                                       2,179,087
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $276,869,394
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

+ The Fund has not received the last two semi-annual interest coupon payments on these bonds. The issuer is in the process of attempting to re-structure the debt by bringing to market new obligations whose proceeds will be used to call the current defaulted bonds at 102% of par, plus accrued interest.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
                            December 31, 1998
                            (Unaudited)
    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 13.9%

$   2,000,000   Allegheny County Higher Education Building Authority (Commonwealth          9/08 at 102         BBB       $1,960,220
                 of Pennsylvania), College Revenue Bonds, Series A of 1998
                 (Chatham College), 5.250%, 9/01/18

    4,500,000   Delaware County Authority (Commonwealth of Pennsylvania),                   8/01 at 100         AAA        4,828,050
                 University Revenue Bonds, Series of 1991 (Villanova University),
                 6.900%, 8/01/16

    3,400,000   Lehigh County General Purpose Authority, College Revenue Bonds,             6/02 at 100         AAA        3,681,996
                 Series of 1992 (Allentown College of St. Francis de Sales Project),
                 6.750%, 12/15/12

    4,970,000   Pennsylvania Higher Education Assistance Agency, Student Loan              No Opt. Call         AAA        5,246,481
                 Adjustable Rate Tender Revenue Refunding Bonds, 1985 Series A,
                 6.800%, 12/01/00

    4,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan               9/01 at 102         AAA        4,294,960
                 Revenue Bonds, Fixed Rate Bonds, 1991 Series C, 7.150%, 9/01/21
                 (Alternative Minimum Tax)

    3,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan               9/02 at 102         AAA        3,120,030
                 Revenue Bonds, Fixed Rate Bonds, 1992 Series C, 6.400%, 3/01/22
                 (Alternative Minimum Tax)

   10,580,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds         7/99 at 102         AAA       10,923,533
                 (Thomas Jefferson University - Life Sciences Building Project),
                 1989 Series A, 6.000%, 7/01/19

    3,825,000   The Pennsylvania State University, Refunding Bonds, Series 1992,            3/01 at 102         AA-        4,135,934
                 6.250%, 3/01/11

    2,900,000   Scranton - Lackawanna Health and Welfare Authority, City of                 3/02 at 102          A-        3,105,755
                 Scranton, Lackawanna County, Pennsylvania, University Revenue
                 Bonds (University of Scranton Project), 1992 Series A, 6.500%, 3/01/13

    8,445,000   Swarthmore Borough Authority, Pennsylvania, Swarthmore College              9/08 at 100         Aaa        8,246,374
                 Revenue Bonds, Series of 1998, 5.000%, 9/15/28

      495,000   The General Municipal Authority of the City of Wilkes - Barre,             12/02 at 102         N/R          542,381
                 College Misericordia Revenue Bonds Refunding, Series B of 1992,
                 7.750%, 12/01/12

      645,000   The General Municipal Authority of the City of Wilkes - Barre,             12/00 at 100         N/R          706,739
                 College Misericordia Revenue Bonds, Refunding Series A of 1992,
                 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 2.7%

    3,520,000   The Hospitals and Higher Education Facilities Authority of                 12/01 at 102         AAA        3,867,670
                 Philadelphia, Hospital Revenue Refunding Bonds, Series of 1991
                 (Magee Rehabilitation Hospital Project), 7.000%, 12/01/10

    5,500,000   Health Care Facilities Authority of Sayre, Variable Rate Hospital          12/01 at 103         AAA        6,045,105
                 Revenue Bonds (VHA of Pennsylvania, Inc. Capital Asset Financing
                 Program), Series of 1985E (Guthrie Healthcare System Conversion),
                 7.200%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 0.3%

      995,000   Urban Redevelopment Authority of Pittsburgh, Redevelopment                  8/02 at 102           A        1,048,352
                 Mortgage Revenue Bonds, 1992 Series C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 13.7%

    2,000,000   Allegheny County Residential Finance Authority, Single Family              11/08 at 102         Aaa        2,022,520
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

   11,855,000   Allegheny County Residential Finance Authority, Single Family              No Opt. Call         Aaa        1,857,441
                 Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                 (Alternative Minimum Tax)

      210,000   Redevelopment Authority of the City of Altoona (Altoona,                   12/01 at 102          A3          222,443
                 Pennsylvania), Home Improvement Loan Revenue Bonds,
                 Series of 1991 (Cities of Altoona and Meadville Program)
                 (FHA Title 1 Insured Loans), 7.150%, 12/01/09
                 (Alternative Minimum Tax)

    2,060,000   Redevelopment Authority of the County of Berks (Pennsylvania),             No Opt. Call          A+        2,285,323
                 Senior Single Family Mortgage Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$   4,725,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/02 at 102         AA+       $5,022,817
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

    1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/02 at 102         AA+        1,046,440
                 Revenue Bonds, Series 1992-34B, 7.000%, 4/01/24
                 (Alternative Minimum Tax)

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/99 at 102         AA+        5,160,200
                 Revenue Bonds, Series W, 7.625%, 10/01/10
                 (Alternative Minimum Tax)

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/05 at 102         AA+        2,130,300
                 Revenue Bonds, Series 1995-46, 6.200%, 10/01/14
                 (Alternative Minimum Tax)

    1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102         AA+        1,057,670
                 Revenue Bonds, Series 1996-48, 6.150%, 4/01/25
                 (Alternative Minimum Tax)

    5,725,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102         AA+        6,166,054
                 Revenue Bonds, Series 1996-49, 6.450%, 4/01/25
                 (Alternative Minimum Tax)

    4,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102         AA+        4,282,440
                 Revenue Bonds, Series 1996-50B, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102         AA+        5,324,450
                 Revenue Bonds, Series 1996-52B, 6.250%, 10/01/24
                 (Alternative Minimum Tax)

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/07 at 101 1/2         AA+        5,178,000
                 Revenue Bonds, Series 1997-59A, 5.750%, 10/01/23
                 (Alternative Minimum Tax)

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/08 at 101         AA+        1,983,800
                 Revenue Bonds, Series 1998-64A Bonds, 4.500%, 4/01/28
                 (Alternative Minimum Tax)

    1,620,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue               4/06 at 102         AAA        1,743,071
                 Bonds, 1996 Series C, 6.550%, 4/01/28 (Alternative Minimum Tax)

    1,110,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue              10/07 at 102         AAA        1,187,023
                 Bonds, 1997 Series A, 6.250%, 10/01/28 (Alternative Minimum Tax)

    2,865,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue              10/01 at 102         AAA        3,020,655
                 Bonds, 1991 Series G, 7.050%, 4/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.4%

    1,250,000   Philadelphia Authority for Industrial Development, Revenue Bonds,           5/02 at 102          A+        1,359,763
                 Series of 1992 (National Board of Medical Examiners Project),
                 6.750%, 5/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 1.1%

    3,225,000   Montgomery County Higher Education and Health Authority, Mortgage           1/06 at 101         BBB        3,429,465
                 Revenue Bonds, Series of 1996 (Waverly Heights Project),
                 6.375%, 1/01/26

      630,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,    8/02 at 102          A-          692,672
                 Hospital Revenue Bonds (Childrens Seashore House), Series 1992A,
                 7.000%, 8/15/03


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.4%

    1,355,000   Bensalem Township School District, Bucks County, Pennsylvania               7/06 at 100         AAA        1,490,080
                 General Obligation Bonds, Series of 1996, 5.850%, 7/15/12

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
    2,750,000    0.000%, 5/01/24 (DD)                                                       5/16 at 103         AAA          739,338
    2,750,000    0.000%, 11/01/24 (DD)                                                      5/16 at 103         AAA          720,060
    5,160,000    0.000%, 5/01/25 (DD)                                                       5/16 at 103         AAA        1,315,697

    6,000,000   Commonwealth of Pennsylvania, General Obligation Bonds,                 3/02 at 101 1/2          AA        6,515,880
                 First Series of 1992, 6.375%, 9/15/11

    5,000,000   State Public School Building Authority (Commonwealth of                     3/01 at 100         AAA        5,285,500
                 First Series of 1992, 6.375%, 9/15/11 (Hazelton Area School District
                 Project), Series J of 1991, 6.500%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 0.3%

    1,000,000   York County Solid Waste and Refuse Authority (Commonwealth of              No Opt. Call         AAA        1,098,850
                 Pennsylvania), Solid Waste System Refunding Revenue Bonds
                 (County Guaranteed), Series of 1997, 5.500%, 12/01/12

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.4%

$   2,500,000   County of Allegheny, Pennsylvania, Airport Revenue Bonds,                   1/02 at 102         AAA       $2,715,200
                 Series 1992A and 1992B (Greater Pittsburgh International Airport),
                 6.625%, 1/01/22 (Alternative Minimum Tax)

    1,650,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue            12/01 at 102         Aa3        1,793,220
                 Bonds, Series N of 1991, 6.500%, 12/01/13

      735,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue            12/02 at 102         AAA          759,512
                 Bonds, Series O of 1992, 5.500%, 12/01/17

    7,315,000   Philadelphia Authority for Industrial Development, Airport Revenue          7/08 at 101         AAA        7,128,468
                 Bonds, Series 1998A (Philadelphia Airport System Project),
                 5.000%, 7/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 46.6%

    6,300,000   Allegheny County Hospital Development Authority, Hospital                  10/01 at 100     BBB+***        6,858,747
                 Revenue Bonds, Series 1991 A (St. Margaret Memorial Hospital),
                 7.125%, 10/01/21 (Pre-refunded to 10/01/01)

                Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania,
                Water Revenue Bonds, Series of 1992:
    3,045,000    6.250%, 11/15/11 (Pre-refunded to 11/15/01)                               11/01 at 100         AAA        3,264,453
    4,000,000    6.250%, 11/15/21 (Pre-refunded to 11/15/01)                               11/01 at 100         AAA        4,288,280

    8,250,000   Blair County Hospital Authority, Hospital First Mortgage Revenue            2/99 at 102      N/R***        8,447,918
                 Bonds, Series of 1989 (Mercy Hospital, Sublessee), 8.125%, 2/01/14
                 (Pre-refunded to 2/01/99)

    5,000,000   Butler County Hospital Authority (Butler County, Pennsylvania),             6/01 at 102         AAA        5,481,400
                 Hospital Revenue Bonds, Series 1991 A (North Hills Passavant
                 Hospital), 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

    3,400,000   Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds        2/01 at 102         AAA        3,707,258
                 (Hamot Medical Center), 1991 Series A, 7.100%, 2/15/10
                 (Pre-refunded to 2/15/01)

    2,875,000   Franklin County Industrial Development Authority, Hospital Revenue          7/99 at 102         AAA        2,983,819
                 Refunding Bonds (The Chambersburg Hospital), Series of 1991,
                 6.700%, 7/01/08 (Pre-refunded to 7/01/99)

    2,000,000   Hampton Township School District (Allegheny County, Pennsylvania),         11/04 at 100         AAA        2,298,500
                 General Obligation Bonds, Series of 1995, 6.750%, 11/15/21
                 (Pre-refunded to 11/15/04)

    4,000,000   Lower Pottsgrove Township Authority, Montgomery County,                    11/99 at 100         AAA        4,120,080
                 Pennsylvania, Guaranteed Sewer Revenue Bonds, Series of 1991
                 (Guaranteed by the Township of Lower Pottsgrove), 6.700%, 11/01/16
                 (Pre-refunded to 11/01/99)

    3,130,000   McKean County Solid Waste Authority (McKean County,                         1/02 at 100         AAA        3,398,711
                 Pennsylvania), Guaranteed Solid Waste Revenue Bonds,
                 Series of 1992, 6.650%, 1/01/12 (Pre-refunded to 1/01/02)

    4,500,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue            12/01 at 102         AAA        5,019,930
                 Bonds, Series I of 1986, 7.200%, 12/01/17 (Pre-refunded to 12/01/01)

    1,000,000   Philadelphia Authority for Industrial Development, Convertible              7/99 at 102         AAA        1,039,330
                 Project Revenue Bonds (PGH Development Corporation),
                 Series of 1989, 7.000%, 7/01/17 (Pre-refunded to 7/01/99)

    4,885,000   Philadelphia Authority for Industrial Development, Convertible              7/99 at 102       AA***        5,079,276
                 Project Revenue Bonds (PGH/CHDC Parking Facilities), Series of 1989,
                 7.125%, 7/01/17 (Pre-refunded to 7/01/99)

    4,270,000   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,                6/01 at 102         AAA        4,756,823
                 Thirteenth Series, 7.700%, 6/15/21 (Pre-refunded to 6/15/01)

    8,530,000   The Hospitals and Higher Education Facilities Authority of                  8/01 at 102       Aa***        9,450,387
                 Philadelphia, Refunding Revenue Bonds, Saint Agnes Medical
                 Center Project (FHA Insured Mortgage), Series 1991,
                 7.250%, 8/15/31 (Pre-refunded to 8/15/01)

    1,850,000   The School District of Philadelphia, Pennsylvania, General              5/02 at 100 3/4         AAA        2,025,584
                 Obligation Bonds, Series A of 1992, 6.500%, 5/15/05
                 (Pre-refunded to 5/15/02)

    3,250,000   The School District of Philadelphia, Pennsylvania, General Obligation       7/01 at 102         AAA        3,531,093
                 Bonds, Series B of 1991, 7.000%, 7/01/05 (Pre-refunded to 7/01/01)

   10,625,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,          8/01 at 100         AAA       11,512,188
                 Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)

    8,800,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,   12/01 at 102      N/R***        9,812,704
                 Hospital Revenue Bonds, Series of 1991 (Presbyterian Medical
                 Center of Philadelphia), 7.250%, 12/01/21 (Pre-refunded to 12/01/01)

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   6,110,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,    2/02 at 102         Aaa       $6,720,633
                 Hospital Revenue Bonds (The Childrens Hospital of Philadelphia
                 Project), Series A of 1992, 6.500%, 2/15/21 (Pre-refunded to 2/15/02)

                The Philadelphia Municipal Authority, Pennsylvania, Justice Lease
                Revenue Bonds, 1991 Series B:
    1,500,000    7.100%, 11/15/11 (Pre-refunded to 11/15/01)                               11/01 at 102         AAA        1,669,515
    9,900,000    7.125%, 11/15/18 (Pre-refunded to 11/15/01)                               11/01 at 102         AAA       11,025,234

    3,000,000   The Pittsburgh Water and Sewer Authority (Pennsylvania), Water             No Opt. Call         AAA        3,470,490
                 and Sewer System Revenue Refunding Bonds, Series of 1986,
                 7.625%, 9/01/04

    7,065,000   The Pittsburgh Water and Sewer Authority (Pennsylvania), Water and          9/01 at 102         AAA        7,712,437
                 Sewer System Revenue Refunding Bonds, Series A of 1991,
                 6.500%, 9/01/14 (Pre-refunded to 9/01/01)

    2,500,000   Saint Mary Hospital Authority, Hospital Revenue Bonds,                      7/02 at 102         AAA        2,769,625
                 Series 1992A (Franciscan Health System/Saint Mary Hospital Of
                 Langhorne Inc.), 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

    3,730,000   Scranton - Lackawanna Health and Welfare Authority, City of                 6/00 at 102      N/R***        4,009,340
                 Scranton, Lackawanna County, Pennsylvania, University Revenue
                 Bonds, Series of 1990 (University of Scranton Project), 1990
                 Series A, 7.400%, 6/15/10 (Pre-refunded to 6/15/00)

    8,475,000   Somerset County General Authority, Commonwealth of                         10/01 at 100         AAA        9,235,970
                 Pennsylvania, Commonwealth Lease Revenue Bonds,
                 Series of 1991, 7.000%, 10/15/13 (Pre-refunded to 10/15/01)

    3,500,000   Upper Merion Area School District, Montgomery County,                       9/01 at 100      Aa2***        3,790,500
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 6.900%, 9/01/16 (Pre-refunded to 9/01/01)

    3,000,000   Warrington Township Municipal Authority, Bucks County,                     11/15 at 100         AAA        3,622,620
                 Pennsylvania, Water and Sewer Revenue Bonds, Series of 1991,
                 7.100%, 12/01/21 (Pre-refunded to 11/15/15)

    5,000,000   West Chester Area School District, Chester and Delaware Counties,           1/01 at 100      Aa1***        5,310,200
                 Pennsylvania, General Obligation Bonds, Series A of 1991,
                 6.700%, 1/15/11 (Pre-refunded to 1/15/01)

    5,450,000   The Municipal Authority of the Borough of West View (Allegheny             No Opt. Call         AAA        7,756,713
                 County, Pennsylvania,) Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14

    5,000,000   County of Westmoreland, Commonwealth of Pennsylvania,                       8/01 at 100         AAA        5,378,250
                 General Obligation Bonds, Series 1992, 6.700%, 8/01/09
                 (Pre-refunded to 8/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.3%

    5,000,000   Beaver County Industrial Development Authority (Pennsylvania),              9/99 at 102        Baa3        5,192,550
                 Pollution Control Revenue Refunding Bonds, 1989 Series A
                 (Ohio Edison Company, Beaver Valley Project), 7.750%, 9/01/24

    3,750,000   Delaware County Industrial Development Authority, Pollution                 4/01 at 102        BBB+        4,017,300
                 Control Revenue Refunding Bonds, 1991 Series A (Philadelphia
                 Electric Company Project), 7.375%, 4/01/21

      400,000   Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania,            11/02 at 100          A-          426,080
                 Solid Waste Revenue Bonds, Series of 1992, 7.000%, 11/15/04

                Lancaster County Solid Waste Management Authority, Resource
                Recovery System Revenue Bonds, 1998 Series A:
    3,780,000    5.250%, 12/15/07 (Alternative Minimum Tax)                                No Opt. Call         AAA        4,049,136
    3,900,000    5.250%, 12/15/08 (Alternative Minimum Tax)                                No Opt. Call         AAA        4,183,023

    4,000,000   Lehigh County Industrial Development Authority, Pollution Control           8/05 at 102         AAA        4,477,720
                 Revenue Refunding Bonds, 1995 Series A (Pennsylvania Power
                 and Light Company Project), 6.150%, 8/01/29

    3,000,000   Luzerne County Industrial Development Authority, Exempt Facilities         10/02 at 102           A        3,325,830
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania Gas and
                 Water Company Project), 7.200%, 10/01/17 (Alternative Minimum Tax)

    3,550,000   Luzerne County Industrial Development Authority, Exempt Facilities         12/02 at 102          A-        3,937,837
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water
                 Company Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

    5,000,000   Luzerne County Industrial Development Authority, Exempt Facilities         12/04 at 102         AAA        5,738,449
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and
                 Water Company Project), 7.000%, 12/01/17
                 (Alternative Minimum Tax)

    5,500,000   Montgomery County Industrial Development Authority (Pennsylvania),          1/03 at 100           A        5,846,664
                 Resource Recovery Revenue Bonds (Montgomery County Project),
                 Series 1989, 7.500%, 1/01/12

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 1.3%

$   4,390,000   Fairview Township Authority, York County, Pennsylvania, Guaranteed         11/01 at 100         AAA       $4,714,332
                 Sewer Revenue Bonds, Series of 1991 (Guaranteed by the Township
                 of Fairview, York County, Pennsylvania), 6.700%, 11/01/21
------------------------------------------------------------------------------------------------------------------------------------
$ 353,475,000   Total Investments - (cost $333,909,421) - 99.4%                                                          361,944,861
=============
                Other Assets Less Liabilities - 0.6%                                                                       2,170,233
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $364,115,094
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                            December 31, 1998
                            (Unaudited)
    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------

                Capital Goods - 0.6%

$   2,000,000   New Morgan Industrial Development Authority (Pennsylvania), Solid           4/04 at 102          A2       $2,167,700
                 Waste Disposal Revenue Bonds (New Morgan Landfill Company, Inc.
                 Project), Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 14.9%

    3,000,000   Chester County Health and Education Facilities Authority                   10/08 at 102        BBB-        3,025,470
                 (Pennsylvania), College Revenue Bonds, Series of 1998
                 (Immaculata College), 5.625%, 10/15/27

    5,000,000   Gettysburg Municipal Authority (Pennsylvania), College Revenue              8/08 at 101         AAA        4,926,600
                 Bonds (Gettysburg College), Series 1998, 5.000%, 8/15/23

    1,350,000   Lancaster Higher Education Authority, City of Lancaster, Pennsylvania,      4/03 at 100         AAA        1,437,399
                 College Revenue Bonds, Series of 1993 (Franklin and Marshall
                 College Project), 5.700%, 4/15/13

   10,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan               1/03 at 102         AAA       10,714,700
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

   10,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan              No Opt. Call         AAA       10,113,900
                 Revenue Bonds, 1984 Series A, 4.625%, 12/01/00

    3,250,000   Pennsylvania Higher Education Facility Authority, College                  11/03 at 102         AAA        3,602,235
                 Revenue Refunding Bonds (Allegheny College), Series 1993A,
                 6.100%, 11/01/08

                Pennsylvania Higher Educational Facilities Authority (Commonwealth
                of Pennsylvania), LaSalle University Revenue Bonds, Series of 1998,
      500,000    5.250%, 5/01/18                                                            5/08 at 101         Aaa          513,695
    1,000,000    5.250%, 5/01/23                                                            5/08 at 101         Aaa        1,017,090

    6,365,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds         7/99 at 102         AAA        6,571,672
                 (Thomas Jefferson University - Life Sciences Building Project),
                 1989 Series A, 6.000%, 7/01/19

    4,615,000   Pennsylvania Higher Educational Facilities Authority (Commonwealth          7/03 at 102         AAA        4,823,460
                 of Pennsylvania), Revenue Bonds (Widener University),
                 1993 Series A, 5.250%, 7/15/11

    1,005,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,    5/04 at 102         AAA        1,107,520
                 Community College Revenue Bonds (Community College of
                 Philadelphia), Series of 1994, 6.100%, 5/01/10

    3,340,000   State Public School Building Authority (Commonwealth of                     3/03 at 100         AAA        3,558,803
                 Pennsylvania), College Revenue Bonds (Northampton County Area
                 Community College Project), Series U of 1993, 5.850%, 3/15/15

    1,275,000   The General Municipal Authority of the City of Wilkes-Barre                12/02 at 102         N/R        1,397,043
                 (Pennsylvania), College Misericordia Revenue Bonds, Refunding
                 Series B of 1992, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 14.8%

    8,500,000   Allegheny County Hospital Development Authority (Pennsylvania),             5/06 at 102         AAA        9,110,895
                 Hospital Revenue Bonds, Series A of 1996 (South Hills Health
                 System), 5.875%, 5/01/26

   14,000,000   Allegheny County Hospital Development Authority (Pennsylvania),             4/07 at 102         AAA       14,745,640
                 Health Center Revenue Bonds, Series 1997A (University of
                 Pittsburgh Medical Center System), 5.625%, 4/01/27

    2,100,000   Delaware County Authority (Commonwealth of Pennsylvania),                  12/03 at 102         AAA        2,197,545
                 Hospital Revenue Bonds, Series of 1994 (Crozer-Chester Medical
                 Center), 5.300%, 12/15/11

                Franklin County Industrial Development Authority, Hospital
                Revenue Refunding Bonds (The Chambersburg Hospital), Series of
                1998:
    2,030,000    5.000%, 7/01/08                                                           No Opt. Call         Aaa        2,121,330
    2,300,000    5.000%, 7/01/18                                                            7/08 at 100         Aaa        2,274,585

    1,000,000   Montgomery County Higher Education and Health Authority                    10/07 at 101         AAA        1,009,330
                 (Pennsylvania), Health Care Revenue Bonds, 1997 Series A (Holy
                 Redeemer Health System), 5.250%, 10/01/27

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   8,400,000   Montgomery County Higher Education and Health Authority,                    1/09 at 101         AAA       $8,220,324
                 Revenue Bonds, Series 1998 (Pottstown Healthcare Corporation),
                 5.000%, 1/01/27

      485,000   Montgomery County Higher Education and Health Authority,                    6/03 at 102         AAA          527,850
                 Hospital Revenue Bonds, Series A of 1993 (Abington Memorial
                 Hospital), 6.000%, 6/01/22

    4,700,000   Pennsylvania Higher Education Facilities Authority (Commonwealth            1/06 at 101          AA        4,943,601
                 of Pennsylvania), The University of Pennsylvania Health Services
                 Revenue Bonds, Series A of 1996, 5.750%, 1/01/22

                The Hospitals and Higher Education Facilities Authority of
                Philadelphia (Pennsylvania), Health System Revenue Bonds,
                 Series 1997A (Jefferson Health System):
    1,400,000    5.500%, 5/15/07                                                           No Opt. Call         AA-        1,514,744
    1,000,000    5.500%, 5/15/08                                                           No Opt. Call         AA-        1,083,520

                City of Pottsville Hospital Authority, Hospital Revenue Bonds
                (The Pottsville Hospital and Warne Clinic), Series of 1998:
    2,000,000    5.500%, 7/01/18                                                            7/08 at 100         BBB        1,996,200
    2,000,000    5.625%, 7/01/24                                                            7/08 at 100         BBB        2,008,040

    1,000,000   Washington County Hospital Authority (Pennsylvania), Hospital               7/08 at 101         AAA        1,001,550
                 Revenue Bonds, Series 1998 (The Washington Hospital Project),
                 5.100%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.9%

    4,345,000   Bucks County Redevelopment Authority, Pennsylvania, Second Lien             8/03 at 100        Baa2        4,464,748
                 Multifamily Mortgage Revenue Bonds, Section 8 Assisted (Country
                 Commons Apartments), Series 1993A, 6.200%, 8/01/14
                 (Alternative Minimum Tax)

    1,725,000   Luzerne County Housing Corporation, Mortgage Revenue Refunding              7/03 at 100         Aaa        1,790,222
                 Bonds, Series 1993 (FHA Insured Mortgage Loan - Freeland
                 Apartments Section 8 Assisted Project), 6.125%, 7/15/23

    5,000,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding               7/02 at 102         AAA        5,348,000
                 Bonds, Issue 1992, 6.400%, 7/01/12

    2,345,000   Swissvale Housing Development Corporation (an Instrumentality               7/03 at 100          Aa        2,416,405
                 of the Allegheny County Housing Authority), Multifamily Mortgage
                 Revenue Refunding Bonds, Series 1993C (FHA Insured
                 Mortgage Loan - Section 8 Assisted Swissvale Project),
                 6.100%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 9.0%

    1,130,000   Allegheny County Residential Finance Authority, Single Family              11/08 at 102         Aaa        1,142,758
                 Mortgage Revenue Bonds, 1998 Series DD-1, 5.350%, 11/01/19
                 (Alternative Minimum Tax)

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/03 at 102         AA+        2,042,820
                 Revenue Bonds, Series 1993-37A, 5.450%, 10/01/17

    1,120,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                No Opt. Call         AA+        1,291,954
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06
                 (Alternative Minimum Tax)

    3,305,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102         AA+        3,541,836
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

    2,750,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/06 at 102         AA+        2,915,165
                 Revenue Bonds, Series 1997-54A, 6.150%, 10/01/22
                 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A:
    1,500,000    6.050%, 10/01/16 (Alternative Minimum Tax)                                 4/07 at 102         AA+        1,594,050
    4,000,000    6.150%, 10/01/27 (Alternative Minimum Tax)                                 4/07 at 102         AA+        4,249,560

    1,650,000   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/07 at 101 1/2         AA+        1,740,503
                 Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28
                 (Alternative Minimum Tax)

    1,645,000   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/07 at 101 1/2         AA+        1,689,283
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17
                 (Alternative Minimum Tax)

    1,700,000   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/08 at 101 1/2         AA+        1,735,615
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/08 at 101         AA+        1,983,800
                 Revenue Bonds, Series 1998-64A, 4.500%, 4/01/28
                 (Alternative Minimum Tax)

    1,500,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue               4/06 at 102         AAA        1,618,140
                 Bonds, 1996 Series C, 6.500%, 10/01/23 (Alternative Minimum Tax)

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

                Urban Redevelopment Authority of Pittsburgh Mortgage Revenue
                Bonds, 1997 Series A:
$     845,000    6.150%, 10/01/16 (Alternative Minimum Tax)                                10/07 at 102         AAA       $  903,922
      765,000    6.200%, 10/01/21 (Alternative Minimum Tax)                                10/07 at 102         AAA          816,966

    1,375,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue               4/03 at 102         AAA        1,455,699
                 Bonds, 1992 Series D, 6.500%, 4/01/17

    2,460,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue               4/03 at 102         AAA        2,621,425
                 Bonds, 1992 Series C-1, 6.800%, 10/01/25 (Alternative Minimum Tax)

      615,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue               4/04 at 102         AAA          671,734
                 Bonds, 1994 Series B, 6.950%, 10/01/10 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.7%

    2,165,000   Montgomery County Industrial Development Authority, Health                  6/03 at 102         N/R        2,296,740
                 Facilities Revenue Bonds, Series of 1993 (ECRI Project),
                 6.850%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 2.4%

    1,230,000   Pennsylvania Economic Development Financing Authority,                      6/08 at 100           A        1,187,971
                 Revenue Bonds, Series A of 1998 (Northwestern Human
                 Services, Inc. Project), 5.250%, 6/01/28

                Philadelphia Authority for Industrial Development
                (Pennsylvania), Health Care Facilities Revenue Bonds, Series
                1998A (Pauls Run):
    1,350,000    5.750%, 5/15/18                                                            5/08 at 102         N/R        1,343,034
    1,650,000    5.875%, 5/15/28                                                            5/08 at 102         N/R        1,649,868

    4,000,000   Philadelphia Hospital and Higher Educational Facilities Authority           8/03 at 102        BBB+        4,274,360
                 of Philadelphia, Revenue Refunding Bonds, Series 1992
                 (Philadelphia MR Project), 5.625%, 8/01/04


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.8%

    2,000,000   Bangor Area School District, Northampton County, Pennsylvania,              3/06 at 100         AAA        2,072,560
                 General Obligation Bonds, Series B of 1996, 5.500%, 3/15/18

    2,500,000   Bensalem Township School District, Bucks County, Pennsylvania,              7/06 at 100         AAA        2,692,825
                 General Obligation Bonds, Series of 1996, 5.875%, 7/15/16

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
    1,750,000    0.000%, 5/01/22 (DD)                                                   5/16 at 75 9/16         AAA          522,865
    2,750,000    0.000%, 11/01/22 (DD)                                                      5/16 at 103         AAA          800,278
    2,750,000    0.000%, 5/01/23 (DD)                                                       5/16 at 103         AAA          779,433
    2,750,000    0.000%, 11/01/23 (DD)                                                      5/16 at 103         AAA          759,138

    4,305,000   County of Montgomery, Pennsylvania, General Obligation Bonds,              10/06 at 100         Aaa        4,409,138
                 Series B of 1996, 5.375%, 10/15/21

    7,800,000   North Penn School District, Montgomery and Bucks Counties,                  3/06 at 100         Aa3        7,878,624
                 Pennsylvania, General Obligation Bonds, Series of 1996, 5.125%, 3/01/17

    2,000,000   The School District of Philadelphia, Pennsylvania, General Obligation      No Opt. Call         AAA        2,317,340
                 Refunding Bonds, Series A of 1995, 6.250%, 9/01/09

    9,050,000   The School District of Philadelphia, Pennsylvania, General Obligation       4/09 at 100         AAA        8,571,527
                 Bonds, Series A of 1999, 4.750%, 4/01/27 (WI)

    4,000,000   Wallenpaupack Area School District, Wayne and Pike Counties,                4/01 at 100         AAA        4,137,480
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 5.500%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 10.9%

   10,000,000   Dauphin County General Authority, School Revenue Bonds,                    No Opt. Call         Aaa       10,155,900
                 Series of 1997 (School District Pooled Financing Program II),
                 4.450%, 9/01/32

    4,060,000   Delaware Valley Regional Finance Authority, Local Government                4/06 at 100         AAA        4,466,853
                 Revenue Bonds, Series A, 6.000%, 4/15/26

   17,900,000   The Harrisburg Authority, Dauphin County, Pennsylvania Tax-Exempt           9/07 at 100         AAA       18,841,719
                 Revenue Bonds (The City of Harrisburg Project), Series II of 1997,
                 5.625%, 9/15/22

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

                Pennsylvania Industrial Development Authority, Economic Development
                Revenue Bonds, Series 1994:
$   2,000,000    7.000%, 7/01/06                                                           No Opt. Call         AAA       $2,345,160
    2,550,000    7.000%, 1/01/07                                                           No Opt. Call         AAA        3,013,773


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 0.3%

    1,000,000   The Philadelphia Parking Authority, Airport Parking Revenue Bonds,         No Opt. Call         AAA        1,107,120
                 Series of 1997, 5.750%, 9/01/07


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 15.7%

      750,000   Allegheny County Hospital Development Authority (Pennsylvania),             6/02 at 102      N/R***          839,325
                 Health and Education Revenue Bonds, Series 1992 (The
                 Rehabilitation Institute of Pittsburg Project), 7.000%, 6/01/22
                 (Pre-refunded to 6/01/02)

    3,000,000   Allegheny County Hospital Development Authority (Pennsylvania),            11/02 at 100         AAA        3,268,080
                 Health Center Revenue Bonds, Series 1992A (Presbyterian
                 University Health System, Inc. Project), 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

    9,065,000   Bethlehem Area School District, Northampton and Lehigh Counties,            3/01 at 100         AAA        9,449,900
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 5.600%, 9/01/12 (Pre-refunded to 3/01/01)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Water Revenue Bonds, Series A of 1992:
    3,785,000    6.100%, 11/15/18 (Pre-refunded to 11/15/02)                               11/02 at 100         AAA        4,110,434
    3,100,000    6.100%, 11/15/21 (Pre-refunded to 11/15/02)                               11/02 at 100         AAA        3,366,538

    1,500,000   Fort LeBoeuf School District (Erie County, Pennsylvania), General           1/03 at 100         AAA        1,613,520
                 Obligation Bonds, Series A of 1993, 5.800%, 1/01/16
                 (Pre-refunded to 1/01/03)

    3,500,000   Hollidaysburg Sewer Authority (Pennsylvania), Guaranteed Sewer              1/03 at 100         AAA        3,803,555
                 Revenue Bonds, Series of 1993, 6.100%, 1/01/23
                 (Pre-refunded to 1/01/03)

    1,500,000   Ligonier Valley School District (Westmoreland County,                       3/04 at 100         AAA        1,648,380
                 Pennsylvania), General Obligation Bonds, Series of 1994,
                 6.000%, 3/01/23 (Pre-refunded to 3/01/04)

    2,015,000   Montgomery County Higher Educational and Health Authority                   6/03 at 102         AAA        2,225,829
                 (Pennsylvania), Hospital Revenue Bonds, Series A of 1993
                 (Abington Memorial Hospital), 6.000%, 6/01/22
                 (Pre-refunded to 6/01/03)

    1,670,000   Pennsylvania Higher Educational Facilities Authority, College and
                University Revenue Bonds, 9th Series, 7.625%, 7/01/15                      No Opt. Call         Aaa        2,051,879

    1,300,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,          8/01 at 102         AAA        1,447,823
                 Sixteenth Series, 7.500%, 8/01/10 (Pre-refunded to 8/01/01)

                The Hospitals and Higher Education Facilities Authority of Philadelphia
                (Pennsylvania), Hospital Revenue Bonds, Series of 1993 (Presbyterian
                Medical Center of Philadelphia):
    1,000,000    6.500%, 12/01/11                                                          12/03 at 102         AAA        1,171,240
    3,690,000    6.650%, 12/01/19                                                          12/03 at 102         AAA        4,475,601

    1,750,000   Pine - Richland School District (Allegheny County, Pennsylvania),           9/03 at 100         AAA        1,920,923
                 General Obligation Bonds, Series A of 1993, 6.100%, 9/01/18
                 (Pre-refunded to 9/01/03)

    5,000,000   The Pittsburgh (Pennsylvania), Water and Sewer Authority, Water             9/05 at 100         AAA        5,511,000
                 and Sewer System Subordinate Revenue Bonds, Series B of 1995,
                 5.750%, 9/01/25 (Pre-refunded to 9/01/05)

    3,660,000   Rose Tree Media School District, Delaware County, Pennsylvania,             9/01 at 100         AAA        3,951,226
                 General Obligation Bonds, Series of 1993, 6.700%, 3/15/12
                 (Pre-refunded to 9/15/01)

    2,500,000   Schuylkill Valley School District, Berks County, Pennsylvania,              4/03 at 100         AAA        2,702,250
                 General Obligation Bonds, Series of 1993, 5.850%, 4/15/13
                 (Pre-refunded to 4/15/03)

    1,650,000   The Municipal Authority of the Borough of West View (Allegheny             No Opt. Call         AAA        2,348,363
                 County, Pennsylvania), Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.5%

    6,000,000   Beaver County Industrial Development Authority, Pennsylvania,               6/08 at 102         AAA        6,078,960
                 Exempt Facilities Revenue Bonds, 1998 Series A (Shippingport
                 Project), 5.375%, 6/01/28 (Alternative Minimum Tax)

    7,590,000   Indiana County Industrial Development Authority (Pennsylvania),             5/07 at 102         AAA        8,175,341
                 Pollution Control Revenue Bonds, 1997 Series A (Metropolitan
                 Edison Company Project), 5.950%, 5/01/27 (Alternative Minimum Tax)

   15,000,000   Lehigh County Industrial Development Authority, Pollution Control          11/02 at 102         AAA       16,528,950
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania Power and
                 Light Company Project), 6.400%, 11/01/21

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$   7,350,000   Luzerne County Industrial Development Authority, Exempt Facilities         10/02 at 102           A       $8,148,284
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania Gas and
                 Water Company Project), 7.200%, 10/01/17 (Alternative Minimum Tax)

    4,500,000   Luzerne County Industrial Development Authority, Exempt Facilities         12/02 at 102          A-        4,991,625
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water
                 Company Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

    3,575,000   Montgomery County Industrial Development Authority (Pennsylvania),         12/01 at 102         AAA        3,884,095
                 Pollution Control Revenue Refunding Bonds, 1991 Series B
                 (Philadelphia Electric Company Project), 6.700%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.5%

    1,975,000   Delaware County Industrial Development Authority, Water Facilities          6/02 at 102         AAA        2,159,860
                 Revenue Refunding Bonds (Philadelphia Suburban Water Company
                 Project), Series of 1992, 6.500%, 6/01/10

    5,500,000   Northumberland County Industrial Development Authority, Exempt             10/03 at 102         N/R        5,686,339
                 Facilities Revenue Bonds, 1993 Series (Roaring Creek Water
                 Company Project), 6.375%, 10/15/23 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1993:
    2,335,000    5.750%, 6/15/13                                                            6/03 at 102         AAA        2,521,612
    2,300,000    5.500%, 6/15/14                                                            6/03 at 102         AAA        2,430,984

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1995:
    3,000,000    6.750%, 8/01/05                                                           No Opt. Call         AAA        3,443,879
    2,730,000    6.250%, 8/01/10                                                           No Opt. Call         AAA        3,170,621
------------------------------------------------------------------------------------------------------------------------------------
$ 349,240,000   Total Investments - (cost $341,100,257) - 102.0%                                                         362,517,168
=============
                Other Assets Less Liabilities - (2.0)%                                                                   (7,214,164)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $355,303,004
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets
December 31, 1998
(Unaudited)
                                                             New Jersey           New Jersey        Pennsylvania        Pennsylvania
                                                     Investment Quality       Premium Income  Investment Quality    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market
   value (note 1)                                          $440,632,951         $274,690,307        $361,944,861        $362,517,168
 Cash                                                                --              220,688                  --              10,075
 Receivables:
   Interest                                                   7,974,838            5,116,126           6,064,503           5,473,488
   Investments sold                                           9,486,000              390,000             360,558             512,563
 Other assets                                                    11,056               25,392              11,431              23,953
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          458,104,845          280,442,513         368,381,353         368,537,247
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                           16,162,437            3,100,470           2,776,875          11,538,358
 Accrued expenses:
   Management fees (note 6)                                     238,262              151,446             197,448             192,844
   Other                                                      1,083,726              321,203           1,291,936           1,503,041
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      17,484,425            3,573,119           4,266,259          13,234,243
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $440,620,420         $276,869,394        $364,115,094        $355,303,004
====================================================================================================================================
Preferred shares, at liquidation value                     $130,000,000         $ 91,600,000        $110,000,000        $118,100,000
====================================================================================================================================
Preferred shares outstanding                                      5,200                3,664               4,400               4,724
====================================================================================================================================
Common shares outstanding                                    19,804,656           11,945,059          15,942,228          15,747,463
====================================================================================================================================
Netasset value per Common share outstanding (net assets
   less Preferred shares at liquidation value,
   divided by Common shares outstanding)                   $      15.68         $      15.51        $      15.94        $      15.06
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Six Months ended December 31, 1998
(Unaudited)
                                                             New Jersey           New Jersey        Pennsylvania        Pennsylvania
                                                     Investment Quality       Premium Income  Investment Quality    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note1)                                   $13,034,076           $7,602,417         $11,136,376         $ 9,592,779
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                     1,411,898              894,980           1,171,288           1,141,069
 Preferred shares - auction fees                                163,835              115,442             138,629             148,838
 Preferred shares - dividend disbursing agent fees               10,081               15,123              10,081              15,123
 Shareholders' servicing agent fees and expenses                 24,814               12,721              29,142              26,728
 Custodian's fees and expenses                                   36,647               28,540              32,358              31,757
 Directors'/Trustees' fees and expenses (note 6)                  2,120                1,312               1,765               1,682
 Professional fees                                                9,187                8,939               9,086               9,044
 Shareholders' reports - printing and mailing expenses           61,085               40,601              42,719              53,436
 Stock exchange listing fees                                     12,484               12,230              12,560              12,230
 Investor relations expense                                      19,035               11,831              17,007              15,988
 Other expenses                                                  13,403                9,716              10,679               8,519
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                1,764,589            1,151,435           1,475,314           1,464,414
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        11,269,487            6,450,982           9,661,062           8,128,365
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                   33,519             (384,786)             72,124               1,357
Net change in unrealized appreciation or
  depreciation of investments                                 1,157,389            2,549,638              80,789           2,692,910
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     1,190,908            2,164,852             152,913           2,694,267
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $12,460,395           $8,615,834         $ 9,813,975         $10,822,632
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                                             New Jersey Investment Quality             New Jersey Premium Income
                                                       Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                               12/31/98              6/30/98            12/31/98             6/30/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                           $  11,269,487     $  22,760,040     $   6,450,982     $  13,081,889
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                         33,519         1,145,279          (384,786)        1,139,335
Net change in unrealized appreciation
  or depreciation of investments                                    1,157,389         4,551,886         2,549,638         6,532,010
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         12,460,395        28,457,205         8,615,834        20,753,234
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                             (9,375,634)      (18,755,870)       (5,212,648)      (10,251,340)
   Preferred shareholders                                          (2,066,200)       (4,393,050)       (1,419,832)       (3,059,919)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                               (501,059)         (592,823)             --                --
   Preferred shareholders                                             (56,968)         (132,888)             --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                                 (11,999,861)      (23,874,631)       (6,632,480)      (13,311,259)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                             1,281,937         2,673,402           610,250           760,188
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                         1,742,471         7,255,976         2,593,604         8,202,163
Net assets at beginning of period                                 438,877,949       431,621,973       274,275,790       266,073,627
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                     $ 440,620,420     $ 438,877,949     $ 276,869,394     $ 274,275,790
====================================================================================================================================
Balance of undistributed net investment
  income at end of period                                       $     387,710     $     560,057     $     426,456     $     607,954
====================================================================================================================================

                                                            Pennsylvania Investment Quality          Pennsylvania Premium Income 2
                                                       Six Months Ended          Year Ended    Six Months Ended          Year Ended
                                                               12/31/98             6/30/98            12/31/98             6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                     $   9,661,062       $  19,406,751       $   8,128,365       $  16,145,833
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                   72,124             736,176               1,357           2,190,521
Net change in unrealized appreciation
  or depreciation of investments                                 80,789             670,433           2,692,910           8,353,368
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    9,813,975          20,813,360          10,822,632          26,689,722
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                       (8,036,842)        (15,952,202)         (5,858,055)        (12,188,569)
   Preferred shareholders                                    (1,738,047)         (3,634,806)         (1,784,927)         (4,129,260)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                          (71,740)           (828,412)               --                  --
   Preferred shareholders                                        (2,148)           (192,317)               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders                              (9,848,777)        (20,607,737)         (7,642,982)        (16,317,829)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
  issued to shareholders due to
  reinvestment of distributions                               1,010,848           2,184,617                --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                      976,046           2,390,240           3,179,650          10,371,893
Net assets at beginning of period                           363,139,048         360,748,808         352,123,354         341,751,461
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                               $ 364,115,094       $ 363,139,048       $ 355,303,004       $ 352,123,354
------------------------------------------------------------------------------------------------------------------------------------

Balance of undistributed net investment
  income at end of period                                 $     416,001       $     529,828       $     626,973       $     141,590
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) and Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1998, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Investment Quality and Pennsylvania Premium Income 2 had when-issued and delayed delivery purchase commit ments of $16,162,437, $3,100,470, $2,776,875 and $11,538,358, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each New Jersey Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the New Jersey Funds. Each Pennsylvania Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal, Pennsylvania state personal income and the Philadelphia School District Investment Income taxes, to retain such tax-exempt status when distributed to shareholders of the Pennsylvania Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, were as follows:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Number of Shares:
   Series M                                                  3,200           --           --          844
   Series T                                                     --          624           --           --
   Series W                                                     --        1,440        2,400           --
   Series Th                                                 2,000        1,600        2,000        2,080
   Series F                                                     --           --           --        1,800
---------------------------------------------------------------------------------------------------------

Total                                                        5,200        3,664        4,400        4,724
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.



2. Fund Shares
Transactions in Common shares were as follows:

                                                  New Jersey Investment Quality       New Jersey Premium Income
                                                  Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                          12/31/98      6/30/98          12/31/98       6/30/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                         73,582      161,805            37,519        49,041
===============================================================================================================
                                                                                                   Pennsylvania
                                                Pennsylvania Investment Quality                Premium Income 2
---------------------------------------------------------------------------------------------------------------
                                                  Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                         12/31/98       6/30/98          12/31/98       6/30/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            58,149      128,464           --           --
=========================================================================================================

3. Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 1, 1999, to shareholders of record on January 15, 1999, as follows:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Dividend per share                                         $ .0765      $ .0720      $ .0840      $ .0620
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended December 31, 1998, were as follows:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                 $36,103,382  $16,217,094  $15,703,058  $15,142,088
   Temporary municipal investments                      12,900,000    5,400,000    9,195,000   14,905,000
Sales and Maturities:
   Investments in municipal securities                  26,767,540   17,648,202   20,050,740      695,000
   Temporary municipal investments                      12,900,000    5,400,000    9,995,000   17,305,000
=========================================================================================================

At December 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At June 30, 1998, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                                  New Jersey Pennsylvania
                                                                                     Premium      Premium
                                                                                      Income     Income 2
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                           $3,583,548     $     --
   2003                                                                              129,409       67,894
   2004                                                                              650,143       40,999
   2005                                                                              174,583      169,168
---------------------------------------------------------------------------------------------------------
Total                                                                             $4,537,683     $278,061
=========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 1998, were as follows:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $31,246,486  $17,704,578  $28,053,730  $21,511,960
   depreciation                                            (99,936)    (626,544)     (18,290)     (95,049)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $31,146,550  $17,078,034  $28,035,440  $21,416,911
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At December 31, 1998, net assets consisted of:

                                                        New Jersey   New Jersey Pennsylvania Pennsylvania
                                                        Investment      Premium   Investment      Premium
                                                           Quality       Income      Quality     Income 2
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                              $ 130,000,000 $ 91,600,000 $110,000,000 $118,100,000
Common shares, $.01 par value per share                    198,047      119,451      159,422      157,475
Paid-in surplus                                        278,811,071  172,572,553  225,453,689  215,275,700
Balance of undistributed net investment income             387,710      426,456      416,001      626,973
Accumulated net realized gain (loss) from
   investment transactions                                  77,042   (4,927,100)      50,542     (274,055)
Net unrealized appreciation of investments              31,146,550   17,078,034   28,035,440   21,416,911
---------------------------------------------------------------------------------------------------------
Net assets                                            $440,620,420 $276,869,394 $364,115,094 $355,303,004
---------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                              200,000,000  200,000,000    Unlimited    Unlimited
   Preferred                                             1,000,000    1,000,000    Unlimited    Unlimited
=========================================================================================================

                  Financial Highlights
                  (Unaudited)
                  Selected data for a Common share outstanding throughout each period is as follows:
                                                     Investment Operations
                                             -------------------------------------
                                                                 Net
                                                           Realized/
                                 Beginning          Net   Unrealized
                                 Net Asset   Investment   Investment
                                     Value       Income   Gain (Loss)        Total
New Jersey Investment Quality
Year Ended 6/30:
1999 (a)                         $   15.65     $    .57     $    .06      $    .63
1998                                 15.41         1.16          .29          1.45
1997                                 15.05         1.18          .34          1.52
1996                                 15.06         1.17         (.01)         1.16
1995                                 14.73         1.20          .40          1.60
1994                                 15.88         1.20        (1.07)          .13
New Jersey Premium Income
Year Ended 6/30:
1999 (a)                             15.34          .54          .19           .73
1998                                 14.71         1.10          .65          1.75
1997                                 14.18         1.09          .51          1.60
1996                                 13.97         1.08          .20          1.28
1995                                 13.46         1.06          .55          1.61
11 mos. ended
6/30/94                              14.52          .94        (1.12)         (.18)
Pennsylvania Investment Quality
Year Ended 6/30:
1999 (a)                             15.94          .61      --                .61
1998                                 15.91         1.23          .10          1.33
1997                                 15.72         1.26          .22          1.48
1996                                 15.86         1.28         (.08)         1.20
1995                                 15.49         1.29          .41          1.70
1994                                 16.42         1.30         (.86)          .44
Pennsylvania Premium Income 2
Year Ended 6/30:
1999 (a)                             14.86          .52          .16           .68
1998                                 14.20         1.02          .67          1.69
1997                                 13.57         1.04          .63          1.67
1996                                 13.25         1.04          .33          1.37
1995                                 12.53         1.05          .77          1.82
1994                                 14.35         1.00        (1.71)         (.71)
                                          Less Distributions
                  -------------------------------------------------------------
                       Net         Net
                Investment   Investment    Capital        Capital
                    Income       Income       Gain           Gain
                 To Common To Preferred  To Common    To Preferred
              Shareholders Shareholders+ Shareholders Shareholders+      Total
New Jersey
Investment Quality
Year Ended 6/30:
1999 (a)          $   (.47)    $  (.10)    $  (.03)    $   --        $   (.60)
1998                  (.95)       (.22)       (.03)      (.01)          (1.21)
1997                  (.95)       (.21)         --         --           (1.16)
1996                  (.94)       (.23)         --         --           (1.17)
1995                 (1.01)       (.24)       (.02)        --           (1.27)
1994                 (1.07)       (.14)       (.06)      (.01)          (1.28)
New Jersey
Premium Income
Year Ended 6/30:
1999 (a)              (.44)       (.12)        --         --             (.56)
1998                  (.86)       (.26)        --         --            (1.12)
1997                  (.84)       (.23)        --         --            (1.07)
1996                  (.81)       (.26)        --         --            (1.07)
1995                  (.81)       (.28)       (.01)       --            (1.10)
11 mos. ended
6/30/94               (.71)       (.17)         --        --             (.88)
Pennsylvania
Investment Quality
Year Ended 6/30:
1999 (a)              (.50)       (.11)         --        --             (.61)
1998                 (1.01)       (.23)       (.05)      (.01)          (1.30)
1997                 (1.01)       (.24)       (.03)      (.01)          (1.29)
1996                 (1.05)       (.25)       (.03)      (.01)          (1.34)
1995                 (1.07)       (.26)         --        --            (1.33)
1994                 (1.16)       (.16)       (.04)      (.01)          (1.37)
Pennsylvania Premium
Income 2
Year Ended 6/30:
1999 (a)              (.37)       (.11)         --        --             (.48)
1998                  (.77)       (.26)         --        --            (1.03)
1997                  (.78)       (.26)         --        --            (1.04)
1996                  (.78)       (.27)         --        --            (1.05)
1995                  (.81)       (.29)         --        --            (1.10)
1994                  (.79)       (.18)         --        --             (.97)
                                                                            Total Returns
                                                               -----------------------------------
                  Organization and
                  Offering Costs and
                  Preferred Share       Ending
                  Underwriting       Net Asset         Ending      Based on         Based on Net
                  Discounts              Value   Market Value  Market Value**        Asset Value**
New Jersey
Investment Quality
Year Ended 6/30:
1999 (a)                $--        $     15.68  $     16.9375         1.77%       3.39%
1998                     --              15.65        17.1250        11.38        8.12
1997                     --              15.41        16.3125        16.50        8.92
1996                     --              15.05        14.8750         8.17        6.28
1995                     --              15.06        14.6250         3.03        9.71
1994                     --              14.73        15.2500        (4.63)       (.27)
New Jersey
Premium Income
Year Ended 6/30:
1999 (a)                 --              15.51        16.6250         9.71        3.98
1998                     --              15.34        15.5625        11.12       10.35
1997                     --              14.71        14.8125        20.95        9.94
1996                     --              14.18        13.0000         4.24        7.37
1995                     --              13.97        13.2500        14.60       10.39
11 mos. ended
6/30/94                  --              13.46        12.3750       (13.16)      (2.61)
Pennsylvania
Investment Quality
Year Ended 6/30:
1999 (a)                 --              15.94        18.0625         7.79        3.22
1998                     --              15.94        17.2500         8.77        7.02
1997                     --              15.91        16.8750         9.75        8.01
1996                     --              15.72        16.3750        12.74        6.00
1995                     --              15.86        15.5000         2.32        9.77
1994                     --              15.49        16.2500         (.39)       1.23
Pennsylvania Premium
Income 2
Year Ended 6/30:
1999 (a)                 --              15.06        14.1875         8.38        3.87
1998                     --              14.86        13.4375         6.27       10.29
1997                     --              14.20        13.3750        14.82       10.61
1996                     --              13.57        12.3750         2.21        8.39
1995                     --              13.25        12.8750        11.50       12.87
1994                   (.14)             12.53        12.3750       (10.29)      (7.60)
                                                    Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------
                                               Ratio of Net                      Ratio of Net
                              Ratio of         Investment         Ratio of       Investment
                              Expenses to      Income to          Expenses to    Income to
                              Average          Average            Average Total  Average Total
                  Ending      Net Assets       Net Assets         Net Assets     Net Assets      Portfolio
                  Net Assets  Applicable to    Applicable to      Including      Including       Turnover
                  (000)       Common Shares++  Common Shares++    Preferred++    Preferred++     Rate
New Jersey
Investment Quality
Year Ended 6/30:
1999 (a)          $ 440,620   1.13%*           7.20%*             .79%*          5.07%*           6%
1998                438,878   1.13             7.40               .79            5.20             6
1997                431,622   1.14             7.70               .80            5.36            15
1996                422,338   1.16             7.67               .81            5.33            16
1995                420,944   1.23             8.06               .85            5.57            13
1994                259,718   1.16             7.67               .82            5.39             5
New Jersey
Premium Income
Year Ended 6/30:
1999 (a)            276,869   1.23*            6.92*              .83*           4.63*            6
1998                274,276   1.25             7.24               .83            4.81            13
1997                266,074   1.27             7.53               .83            4.91            18
1996                259,708   1.32             7.53               .86            4.90            32
1995                257,251   1.46             7.89               .94            5.08            15
11 mos. ended
6/30/94             113,458   1.38*            7.12*              .91*           4.72*           12
Pennsylvania
Investment Quality
Year Ended 6/30:
1999 (a)            364,115   1.15*            7.54*             .80*            5.26*           4
1998                363,139   1.15             7.65              .80             5.34            9
1997                360,749   1.17             7.96              .81             5.52            8
1996                355,823   1.18             7.98              .82             5.53           12
1995                355,831   1.27             8.28              .87             5.70            9
1994                191,718   1.21             7.95              .84             5.54            3
Pennsylvania Premium
Income 2
Year Ended 6/30:
1999 (a)           355,303    1.23*            6.82*             .82*            4.55*          --
1998               352,123    1.24             6.99              .82             4.63           32
1997               341,751    1.27             7.47              .83             4.85           29
1996               331,863    1.30             7.59              .84             4.90           19
1995               326,771    1.46             8.23              .92             5.20            5
1994               139,053    1.36             7.11              .90             4.70           11

* Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the six months ended December 31, 1998.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth
Nuveen Rittenhouse Growth Fund


Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals


Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.


MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.


Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.


Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns. We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-months ended December 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

LOGO:
NUVEEN
1898  1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(TM).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


                                                                     FSA-2-12-98